                                  SCHEDULE 14A
                                 (RULE 14A-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                   EXCHANGE ACT OF 1934 (AMENDMENT NO.     )
Filed by the registrant [X]
Filed by a party other than the registrant [ ]
Check the appropriate box:
[X] Preliminary proxy statement
[ ] Definitive proxy statement
[ ] Definitive additional materials
[ ] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12
                             PHILIP SERVICES CORP.
                (Name of Registrant as Specified in Its Charter)

                             PHILIP SERVICES CORP.
                   (Name of Person(s) Filing Proxy Statement)
Payment of filing fee (Check the appropriate box):
     [X] No fee required.
     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
0-11.
     (1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

        ------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------

     [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of filing.
     (1) Amount previously paid:

        ------------------------------------------------------------------------

     (2) Form, schedule or registration statement no.:

        ------------------------------------------------------------------------

     (3) Filing party:

        ------------------------------------------------------------------------

     (4) Date filed:

        ------------------------------------------------------------------------

                             PHILIP SERVICES CORP.
                              100 King Street West
                              P.O. Box 2440, LCD 1
                               Hamilton, Ontario
                                    L8N 4J6

                                                                    May 15, 1998

     On behalf of Philip Services Corp. ("Philip"), I cordially invite you to attend the Annual General and Special Meeting of Shareholders to be held on Thursday, June 25, 1998 at 10 a.m. (Toronto time) in Ballroom #3, Toronto Hilton, 145 Richmond Street West, Toronto, Ontario.

     Enclosed you will find the Notice of Annual General and Special Meeting of Shareholders and Proxy Statement and related information covering the formal business of the meeting.

     The directors and officers of Philip hope that as many shareholders as possible will be present at the meeting. Shareholders who are unable to attend the meeting in person are requested to complete, date, sign and return promptly the enclosed proxy in the envelope provided for that purpose. A prompt response will ensure your vote is counted.

     We appreciate your cooperation and interest in Philip.

                                          Sincerely,

                                          Felix Pardo
                                          President and Chief Executive Officer

                             PHILIP SERVICES CORP.
                              100 King Street West
                              P.O. Box 2440, LCD 1
                               Hamilton, Ontario
                                    L8N 4J6

                          NOTICE OF ANNUAL GENERAL AND
                        SPECIAL MEETING OF SHAREHOLDERS

     Notice is hereby given that the annual general and special meeting of shareholders (the "Meeting") of Philip Services Corp. (the "Corporation" or "Philip") will be held in Ballroom #3, Toronto Hilton, 145 Richmond Street West, Toronto, Ontario, Canada on Thursday, the 25th day of June 1998 at 10 a.m. (Toronto time), for the following purposes:

1. to receive and consider the consolidated financial statements of the Corporation for the year ended December 31, 1997 together with the auditors' report thereon;

2.   to elect directors for the ensuing year;

3. to appoint auditors for the ensuing year and to authorize the directors to fix their remuneration;

4. to consider, and if thought fit, approve, with or without variation, amendments to the Corporation's Shareholder Rights Plan as described in the accompanying Proxy Statement; and

5. to transact such further and other business as may properly come before the Meeting or any adjournments thereof.

     SHAREHOLDERS OF RECORD AT THE CLOSE OF BUSINESS ON MAY 12, 1998 WILL BE ENTITLED TO NOTICE AND TO VOTE AT THE MEETING.

     SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING IN PERSON ARE URGED TO COMPLETE AND RETURN THE ENCLOSED PROXY IN THE ENVELOPE PROVIDED SO THAT SUCH PROXY WILL BE RECEIVED BY THE CORPORATION AS SOON AS POSSIBLE, BUT IN ANY EVENT AT LEAST 24 HOURS BEFORE THE TIME OF THE MEETING. A PROXY STATEMENT RELATING TO THE MEETING ACCOMPANIES THIS NOTICE.

     DATED at Hamilton, Ontario this 15th day of May, 1998.

                                          By Order of the Board of Directors

                                          Colin Soule
                                          Corporate Secretary

                             PHILIP SERVICES CORP.
                              100 King Street West
                              P.O. Box 2440, LCD 1
                               Hamilton, Ontario
                                    L8N 4J6

                                PROXY STATEMENT

               ANNUAL GENERAL AND SPECIAL MEETING OF SHAREHOLDERS
                                 JUNE 25, 1998

SOLICITATION OF PROXIES

     THIS PROXY STATEMENT IS FURNISHED IN CONNECTION WITH THE SOLICITATION OF PROXIES BY THE BOARD OF DIRECTORS OF PHILIP SERVICES CORP., AN ONTARIO CORPORATION (THE "CORPORATION" OR "PHILIP") FOR USE AT THE ANNUAL GENERAL AND SPECIAL MEETING OF SHAREHOLDERS OF THE CORPORATION TO BE HELD ON THURSDAY, JUNE 25, 1998 AT 10 A.M. (TORONTO TIME) (THE "MEETING") IN BALLROOM #3, TORONTO HILTON, 145 RICHMOND STREET WEST, TORONTO, ONTARIO AND ANY ADJOURNMENT THEREOF. All costs of solicitation will be borne by the Corporation. In addition to the mail, proxies may be solicited by telephone or in person by employees of the Corporation who will receive no additional compensation for such services. The Corporation will also reimburse brokers, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy material to the beneficial owners of common shares of the Corporation (the "Shares") held by such persons.

     This Proxy Statement, the Notice of Annual General and Special Meeting of Shareholders, the Proxy Form, the Corporation's Annual Report and the Corporation's Form 10-K/A are scheduled to be mailed to shareholders of the Corporation on May 22, 1998. Only the holders of record of the Shares at the close of business on May 12, 1998 will be entitled to receive notice of the Meeting.

     All dollar amounts stated herein are expressed in U.S. dollars, except where otherwise indicated.

APPOINTMENT AND REVOCATION OF PROXIES

     The individuals named in the accompanying form of proxy are directors and/or officers of the Corporation and were designated by management of the Corporation. A SHAREHOLDER SUBMITTING A PROXY HAS THE RIGHT TO APPOINT A PERSON OR ONE OR MORE ALTERNATE PERSONS (WHO NEED NOT BE SHAREHOLDERS) TO REPRESENT HIM, HER OR IT AT THE MEETING OTHER THAN THE PERSONS DESIGNATED IN THE FORM OF PROXY FURNISHED BY MANAGEMENT OF THE CORPORATION. SUCH APPOINTMENT MAY BE EFFECTED BY INSERTING THE NAME OR NAMES OF THE APPOINTED REPRESENTATIVES IN THE BLANK SPACE PROVIDED IN THE ACCOMPANYING FORM OF PROXY OR BY COMPLETING ANOTHER PROPER FORM OF PROXY AND, IN EITHER CASE, DEPOSITING THE COMPLETED PROXY AT THE REGISTERED OFFICE OF THE CORPORATION, 100 KING STREET WEST, SUITE 2200, HAMILTON, ONTARIO L8N 4J6, NOT LATER THAN TWENTY-FOUR (24) HOURS (EXCLUDING SATURDAYS AND HOLIDAYS) BEFORE THE TIME OF THE MEETING OR ANY ADJOURNMENT THEREOF.

     A proxy given pursuant to this solicitation may be revoked by an instrument in writing executed by the shareholder or by his attorney authorized in writing, or if the shareholder is a corporation, by an officer or attorney thereof duly authorized, and deposited either at the registered office of the Corporation at any time up to and including the last business day preceding the day of the Meeting, or any adjournment thereof, at which the proxy is to be used, or with the chairman of the Meeting on the day of the Meeting or any adjournment thereof, or in any other manner permitted by law.

VOTING OF PROXIES

     The persons named in the enclosed proxy will vote the Shares in respect of which they are appointed in accordance with the directions of the shareholder appointing them. IN THE ABSENCE OF SUCH DIRECTIONS, SUCH SHARES WILL BE VOTED FOR THE MATTER IN QUESTION.

     The enclosed proxy confers discretionary authority upon the persons named therein with respect to amendments or variations to matters identified in the Notice of Annual General and Special Meeting of Shareholders and with respect to other matters that may properly come before the Meeting. Management does not intend to present any other matters for action at the Meeting and has no knowledge that any person intends to present any matters that may be properly presented at the Meeting. However, if any other matters properly come before the Meeting, the persons named in the proxy shall vote the Shares represented by such proxies in accordance with their judgment on such matters.

VOTING SHARES AND PRINCIPAL HOLDERS OF SHARES

     As at the date hereof, there are [          ] Shares issued and
outstanding, each carrying the right to one vote in respect of any matter to be voted upon at a meeting of the shareholders of the Corporation. Each director will be elected by the affirmative vote of a plurality of the votes cast by the Shares present at the Meeting, in person or by proxy. The affirmative vote of the holders of a majority of the Shares outstanding is required for approval of the amendments to the Shareholder Rights Plan.

     The record date for the determination of the shareholders entitled to notice of and to vote at the Meeting is the close of business on May 12, 1998. If a person has acquired ownership of Shares subsequent to the record date, he may establish such ownership and demand, not later than ten days before the Meeting, that his name be included on the list of shareholders entitled to vote at the Meeting.

     The list of shareholders as of the record date will be available for inspection by shareholders after the record date during usual business hours at the registered office of the Corporation at 100 King Street West, Suite 2200, Hamilton, Ontario, L8N 4J6 and at the Meeting.

     Two or more persons present in person, each being a shareholder or proxy thereof, entitled to vote at the Meeting and representing, in person or by proxy, not less than 34% of the issued and outstanding Shares entitled to vote, shall form a quorum. If a quorum is not present at the opening of the Meeting, the shareholders present or represented by proxy may adjourn the Meeting to a fixed time or place, but may not transact any other business.

     Based upon publicly available information filed with the United States Security and Exchange Commission, as of the date hereof, to the knowledge of the Corporation, no person or company beneficially owns, directly or indirectly, or exercises control or direction over, more than five percent (5%) of the Shares.

                                   MANAGEMENT

DIRECTORS AND EXECUTIVE OFFICERS

     The name, age and position of each of the directors and executive officers of the Corporation as of the date hereof, are as follows:

 NAME AND MUNICIPALITY OF RESIDENCE    AGE                    POSITION WITH PHILIP
 ----------------------------------    ---                    --------------------
ROY CAIRNS...........................  73    Director
St. Catharines, Ontario
NORMAN FOSTER........................  60    Director
Bloomfield Hills, Michigan
ALLEN FRACASSI.......................  45    Executive Vice-Chairman and Director
Ancaster, Ontario
PHILIP FRACASSI......................  38    Director
Ancaster, Ontario
WILLIAM E. HAYNES....................  54    Director
Houston, Texas
ROBERT L. KNAUSS.....................  67    Chairman and Director
Houston, Texas
FELIX PARDO..........................  60    President, Chief Executive Officer and Director
Cambridge, Massachusetts
DERRICK ROLFE........................  43    Director
Toronto, Ontario
HERMAN TURKSTRA......................  64    Director
Hamilton, Ontario
PETER CHODOS.........................  46    Executive Vice-President, Corporate Development
Toronto, Ontario
ANTONIO PINGUE.......................  48    Executive Vice-President, Corporate and Regulatory
Niagara Falls, Ontario                       Affairs
COLIN SOULE..........................  42    Executive Vice-President, General Counsel and Corporate
Toronto, Ontario                             Secretary
JOHN WOODCROFT.......................  39    President, Industrial Services Group
Dundas, Ontario

     MR. CAIRNS has been a director of Philip since December 1990. Mr. Cairns has been counsel to, and was previously a partner with, Chown, Cairns, a law firm.

     MR. FOSTER has been a director of Philip since January 1994. Mr. Foster was the President, By-Products Recovery Group, of Philip from February 1996 to July 1997. Mr. Foster was President and Chief Executive Officer of Nortru, Inc. from prior to 1991 to July 1997 and President and Chief Executive Officer of Burlington Environmental Inc. from December 1993 to July 1997.

     MR. ALLEN FRACASSI was the President and Chief Executive Officer of Philip from December, 1990 until his appointment as Executive Vice-Chairman on May 6, 1998. He has been a director of Philip since December 1990. Allen Fracassi and Philip Fracassi, the founders of the Corporation, are brothers.

     MR. PHILIP FRACASSI has been a director of Philip since December 1990. Mr. Fracassi was President, Metals Services Group from March 5, 1998 to May 6, 1998 and previously, was Executive Vice-President and Chief Operating Officer from December, 1990. Philip Fracassi and Allen Fracassi, the founders of the Corporation, are brothers.

     MR. HAYNES has been a director of Philip since August 6, 1997, and until July 31, 1997 was a director of Allwaste, Inc. from June 1996. He is the Chairman, President and Chief Executive Officer and director of Innovative Valve Technologies, Inc., a publicly traded industrial valve repair and distribution company in which Philip owns a minority equity interest. He served as the President and Chief Executive Officer of LYONDELL-CITGO Refining Company Ltd. from July 1992 to December 1995.

     MR. KNAUSS has been a director of Philip since August 6, 1997 and was appointed Chairman of Philip on May 6, 1998. Until July 31, 1997 he was a director of Allwaste, Inc. from March 1988. He is the President and Chief Executive Officer of Baltic International U.S.A., Inc., an aviation investment company, and a director of the Mexico Fund, Inc., an investment fund based in Mexico City, and Equus II, Inc., an investment fund based in Houston, Texas. Mr. Knauss served for twelve years as the Dean and Distinguished University Professor at the University of Houston Law Center.

     MR. PARDO has been a director of Philip since March 1994 and the Chief Operating Officer since March 5, 1998 until his appointment as President and Chief Executive Officer of Philip on May 6, 1998. From May 1992 to March 1998, Mr. Pardo was the President and Chief Executive Officer of Ruhr-American Coal Corporation. From 1992, Mr. Pardo was Chairman of Newalta Corporation, an oil field waste management company and a partner and director of Quorum Funding, an investment company. Mr. Pardo is a director of Ruhr-American Coal Corporation, Dyckerhoff Inc, Ruetgers Neuse and Newalta Corporation.

     MR. ROLFE has been a director of Philip since January 1991. Since 1992, Mr. Rolfe has been the President and Chief Executive Officer of RM Capital Corporation, an investment company. Mr. Rolfe is also a director of Consolidated Envirowaste Inc., an organic waste processing company.

     MR. TURKSTRA has been a director of Philip since September, 1996 and has been an associate of Turkstra, Mazza, Associates, a law firm, since 1959.

     MR. CHODOS has been Executive Vice-President, Corporate Development, of Philip since June 1996. Prior to that, he was a Vice President and Director of BZW Canada, an investment bank, from May 1992 to June 1996 and was a Managing Partner of Loewen, Ondaatje, McCutcheon & Company Limited, an investment bank, from May 1983 to April 1992. Mr. Chodos is a director of Enscor Inc.

     MR. PINGUE has been Executive Vice-President, Corporate and Regulatory Affairs since May 1997. Prior to that he was Senior Vice-President, Corporate & Government Affairs, of Philip from March 1995. Prior to that, he was Senior-Vice President, Environmental Services and Regulatory Affairs of the Corporation from January 1994, and was Vice-President, Environmental and Regulatory Affairs, of the Corporation from 1991 to December 1993.

     MR. SOULE has been the General Counsel of Philip since October 1991, was appointed Corporate Secretary of Philip in January 1992, was appointed Senior Vice-President of Philip in May 1994 and Executive Vice-President of Philip in May 1997.

     MR. WOODCROFT was the Executive Vice-President, Operations from May 1997 to his appointment as President, Industrial Services Group effective March 5, 1998. Prior to that he was Senior Vice President, Operations, of Philip from January 1994 and was Vice-President, Acquisitions and Development, of Philip from May 1991 to December 1993.

STOCK OWNERSHIP OF DIRECTORS AND EXECUTIVE OFFICERS

     The following table sets forth certain information regarding the beneficial ownership of the Corporation's Shares as of April 30, 1998 by (i) each director of the Corporation, (ii) the executive officers of the Corporation, and (iii) all current directors and executive officers of the Corporation as a group.

                                                             NUMBER OF SHARES     PERCENTAGE OF SHARES
         DIRECTORS AND EXECUTIVE OFFICERS(1)(2)             BENEFICIALLY OWNED     BENEFICIALLY OWNED
         --------------------------------------             ------------------    --------------------
Roy Cairns(3)...........................................          927,222                    *
Norman Foster(4)........................................          271,088                    *
Allen Fracassi(5).......................................        2,440,963                 1.8%
Philip Fracassi(6)......................................        2,094,485                 1.6%
William E. Haynes(7)....................................            2,156                    *
Robert L. Knauss(8).....................................           49,505                    *
Felix Pardo(9)..........................................          192,888                    *
Derrick Rolfe(10).......................................           27,222                    *
Herman Turkstra(11).....................................           35,215                    *
Peter Chodos(12)........................................          137,501                    *
Antonio Pingue(13)......................................          195,278                    *
Colin Soule(14).........................................          160,278                    *
John Woodcroft(15)......................................          165,278                    *
All Directors and Executive Officers as a Group (13
  persons)..............................................        6,699,079                   5%

---------------

* Indicates less than 1.0%.

(1) A person is deemed to be the beneficial owner of securities that can be acquired by such person within 60 days from April 30, 1998, whether pursuant to the exercise of options, conversion of securities or otherwise. Each beneficial owner's percentage of ownership is determined by assuming that options to purchase Shares that are held by such person and which are exercisable within 60 days of April 30, 1998 have been exercised. Unless otherwise noted in the footnotes below, the Corporation believes all persons named in the table have sole voting power and investment power with respect to all Shares beneficially owned by them. Options to acquire Shares which vest after 60 days after April 30, 1998 are indicated separately in the notes that follow.

(2) The address of each of the directors and executive officers is 100 King Street West, P.O. Box 2440 LCD1, Hamilton, Ontario, Canada L8N 4J6.

(3) Includes 27,222 Shares issuable upon the exercise of employee stock options. Does not include 12,778 Shares subject to options which are not exercisable within 60 days.

(4) Includes 100,000 Shares issuable upon the exercise of employee stock options.

(5) Includes 589,308 Shares issuable upon the exercise of employee stock options. Does not include 284,723 Shares subject to options which are not exercisable within 60 days.

(6) Includes 551,521 Shares issuable upon the exercise of employee stock options. Does not include 220,834 Shares subject to options which are not exercisable within 60 days.

(7) Does not include 20,000 Shares subject to options which are not exercisable within 60 days.

(8) Includes 39,712 Shares issuable upon the exercise of employee stock options. Does not include 20,000 Shares subject to options which are not exercisable within 60 days.

(9) Includes 188,888 Shares issuable upon the exercise of employee stock options. Does not include 346,112 Shares subject to options which are not exercisable within 60 days.

(10) Includes 27,222 Shares issuable upon the exercise of employee stock options. Does not include 12,778 Shares subject to options which are not exercisable within 60 days.

(11) Includes 18,889 Shares issuable upon the exercise of employee stock options. Does not include 21,111 Shares subject to options which are not exercisable within 60 days.

(12) Includes 137,501 Shares issuable upon the exercise of employee stock options. Does not include 187,499 Shares subject to options which are not exercisable within 60 days.

(13) Includes 195,278 Shares issuable upon the exercise of employee stock options. Does not include 184,722 Shares subject to options which are not exercisable within 60 days.

(14) Includes 160,278 Shares issuable upon the exercise of employee stock options. Does not include 184,722 Shares subject to options which are not exercisable within 60 days.

(15) Includes 165,278 Shares issuable upon the exercise of employee stock options. Does not include 184,722 Shares subject to options which are not exercisable within 60 days.

STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

     Based upon publicly available information filed with the Securities and Exchange Commission, as of April 30, 1998, no person or entity "beneficially owned" (as that term is defined by in Rule 13d-3(d)(i) under the Securities Exchange Act of 1934, as amended) 5% or more of the Corporation's common stock.

CHANGE OF CONTROL

     There are no arrangements known to the Corporation, the operation of which may at a subsequent date result in a change of control of the Corporation.

NOMINATED DIRECTORS

     Management has nominated eight persons for election as directors at the Meeting. The following are the names of the nominees for whom votes will be cast for election as directors pursuant to the proxy which is hereby solicited:

    Roy Cairns, Q.C.                              Felix Pardo
    Allen Fracassi                                Harland A. Riker
    William E. Haynes                             Derrick Rolfe
    Robert L. Knauss                              Herman Turkstra

     Of the eight nominees listed above, all but Harland A. Riker (see below) are currently directors of the Corporation. All of the current directors have served continuously since the dates they first became directors. In order to ensure that the majority of directors are Canadian residents as required by the Business Corporation Act (Ontario), the term of office for nominee Harland A. Riker will commence upon and be subject to the appointment by the board of directors of a ninth director, who is to be a Canadian resident as well as independent. The Corporation's Corporate Governance Committee is currently searching for a ninth director that meets these criteria and hopes to be in a position to recommend the appointment of such person soon after the Meeting. Should the shareholders of the Corporation elect the eight nominees listed above, until such time as the board of directors appoints a ninth director, the board of directors will consist of the nominees listed above other than Harland
A. Riker. Each nominee, if elected, will hold office until the next annual meeting of shareholders or until his successor is elected or appointed. In the event that prior to the Meeting any vacancies occur in the slate of nominees named herein, it is intended that discretionary authority shall be conferred to vote the proxy hereby being solicited for the election of any other person or persons as directors as the proxy holder may see fit. Management of the Corporation is not aware that any of the nominees are unwilling to stand for election or will be unable to serve as directors if elected.

     Mr. Harland A. Riker was a Senior Vice President of Arthur D. Little, Inc., a management consulting firm, from 1984 to 1995 and was President and Chairman of Arthur D. Little International, Inc. from 1984 to 1995 which oversaw Arthur
D. Little, Inc.'s operations in Europe, the Middle East, Africa, Latin America and Asia. From 1984 to 1995, Mr. Riker served as Chairman of Cambridge Consultants, Ltd., a research, development and technology company based in Cambridge, England. From 1987 to 1994 he was President and is currently a Trustee of the Arthur D. Little School of Management and a Trustee of the Arthur
D. Little Employee Shareholders Trust. Mr. Riker holds an M.B.A. from Harvard Business School and a B.S. (magna cum laude) in Engineering from Tufts University. Mr. Riker is 70 years old and is a resident of Palm Beach, Florida.

     The Board of Directors unanimously recommends a vote "FOR" the election of each of the nominees for director named above. Proxies executed and returned will be so voted unless contrary instructions are indicated thereon.

     THE PERSONS DESIGNATED IN THE ENCLOSED PROXY INTEND TO VOTE FOR THE NOMINEES OF MANAGEMENT UNLESS OTHERWISE INSTRUCTED.

                         REPORT ON CORPORATE GOVERNANCE

GENERAL

     The Bylaws of The Toronto Stock Exchange and a Policy Statement of the Montreal Exchange require that each listed company must provide annually a description of the company's system of corporate governance with reference to the guidelines contained in the report of The Toronto Stock Exchange Committee on Corporate Governance in Canada (the "Guidelines") and, where the company's system is different from the Guidelines an explanation of the differences must be provided.

BOARD OF DIRECTORS

     The Board of Directors of the Corporation has assumed responsibility for the stewardship of the Corporation, including responsibility for strategic planning, identification of principal risks and the implementation of appropriate systems to manage these risks, succession planning, including the appointment, training and monitoring of senior management, the adoption of a communications policy for the Corporation and for the integrity of the Corporation's internal control and management information systems.

     The Board of Directors from time to time has examined its size and concluded that a board comprised of eight to twelve members is appropriate. The Board considers on an ongoing basis whether additional members should be added.

     The Board of Directors believes that the Board should be composed of a majority of unrelated directors. During 1997 the Board of Directors was comprised of ten members, six of whom the Corporation considered to be unrelated. In April 1998 Felix Pardo's status changed from an unrelated director to a related director upon his appointment as the Chief Operating Officer of the Corporation. In May 1998 Howard L. Beck, an unrelated director, resigned. Eight persons have been nominated for election as directors at the Meeting. The Corporation considers five of the nominees to be unrelated.

     The Board is currently comprised of nine members. The Corporation considers four of the directors to be unrelated directors as they are independent of management and free from any interest and any business or other relationship which could or could reasonably be perceived to materially interfere with the director's ability to act with a view to the best interests of the Corporation. The Corporation considers Allen Fracassi, Philip Fracassi and Felix Pardo as related directors, given that they are all full time employees of the Corporation. The Corporation considers Norman Foster a related director because he was President of the Corporation's By-Products Recovery Group from February 1996 to July 1997 and President from November, 1981 to July, 1997 of Nortru, Inc., a subsidiary of the Corporation. The Corporation considers Herman Turkstra a related director because he is an associate of a law firm which provides legal services to the Corporation. The Corporation considers each of Roy Cairns, Derrick Rolfe, William E. Haynes and Robert L. Knauss as unrelated directors. In this regard, the Corporation considered that: (i) Mr. Rolfe is Managing Director of Environmental Research & Development Capital Corporation, a venture capital company which focuses on investments in environmental companies. The Corporation, along with three institutional investors, each have a 25% interest in Environmental Research & Development Capital Corporation. The Corporation does not believe that this relationship could or could reasonably be perceived to materially interfere with Mr. Rolfe's ability to act in the best interests of the Corporation; (ii) Mr. Haynes is the Chairman, President and Chief Executive Officer of Innovative Valve Technologies, Inc., a publicly traded company which provides maintenance, repair and value-added distribution services for industrial valves. The Corporation holds a 29.9% interest in Innovative Valve Technologies, Inc. The Corporation does not believe that this relationship could or could reasonably be perceived to materially interfere with Mr. Haynes' ability to act in the best interests of the Corporation; (iii) neither Mr. Cairns nor Mr. Knauss has been an officer or employee of the Corporation and has no other material connection with the Corporation.

     In order to ensure that the Board of Directors can function independently of management, the Board is chaired by Robert L. Knauss, an unrelated director. In addition, the Corporation has established committees responsible for specific areas which bear upon the overall performance of the Corporation. These committees, except for the Health, Safety and Environmental Committee which is comprised of two related directors and two unrelated directors and except for the Executive Committee, are composed of a majority of unrelated directors. The Board of Directors is considering the implementation of a system which would enable an individual director to obtain outside advice at the expense of the Corporation in appropriate circumstances.

     In accordance with the Guidelines, the Corporation provides an orientation and education program for new members of the Board of Directors. The core components of this program are meetings with senior operating executives to obtain an understanding of the Corporation's business as well as visits to significant operating facilities of the Corporation.

     During 1997, there were a total of nineteen Board of Directors meetings and all directors attended at least 95 per cent of the meetings of the Board and the committees of which they were members.

COMMITTEES

     The Corporation has an Executive Committee, an Audit Committee, a Health, Safety and Environmental Committee, a Corporate Governance Committee and a Compensation Committee.

     The Corporate Governance Committee is composed of Roy Cairns, Robert L. Knauss, Derrick Rolfe and Herman Turkstra. The responsibilities of the Committee include the consideration of the Corporation's corporate governance policies and practises. In addition, the committee reviews candidates for election as directors. The Committee met once during 1997.

     The Executive Committee is composed of Allen Fracassi, Philip Fracassi, Felix Pardo and Herman Turkstra. The Executive Committee meets on an as needed basis to consider matters, primarily of an operating nature. This committee did not meet during 1997. The Audit Committee was comprised of Howard L. Beck, Felix Pardo and Derrick Rolfe, until Mr. Beck's resignation as Chairman and Director of the Corporation effective May 7, 1998. Mr. Beck was considered and Mr. Rolfe is considered an unrelated director. The Audit Committee was comprised solely of unrelated directors until the appointment of Felix Pardo as Chief Operating Officer on April 1, 1998. The Board intends to establish an Audit Committee comprised solely of unrelated directors immediately after the Meeting. The Audit Committee meets at least quarterly to review the Corporation's financial statements and is also responsible for approving the scope of the Corporation's annual audit plan, reviewing the results thereof and considering issues relating to the Corporation's internal accounting and audit control procedures. The Audit Committee meets on a regular basis with the Corporation's auditors independent of management to discuss and review specific issues as required. The Audit Committee met six times during the year ended December 31, 1997. The Health, Safety and Environmental Committee is comprised of Roy Cairns, Norman Foster, Herman Turkstra and William E. Haynes, two of whom are unrelated directors. The Health, Safety and Environmental Committee meets on a quarterly basis to review the Corporation's compliance with its Health, Safety and Environmental policies and with applicable laws and regulations. The Health, Safety and Environmental Committee receives and reviews reports of the Corporation's internal health, safety and environmental audit departments and from the Corporation's independent external environmental auditor. The Health, Safety and Environmental Committee is also responsible for approving the scope of the Corporation's external environmental audit and approving the structure and responsibilities of the Corporation's internal environmental audit department. This committee met five times during 1997. The Compensation Committee is comprised of Derrick Rolfe and Roy Cairns both of whom are considered unrelated directors. The Compensation Committee meets as required to consider the compensation of the executive officers of the Corporation. The Compensation Committee also considers the adequacy and form of compensation of directors to ensure that it reflects the responsibilities and risks involved in being an effective director. This committee met once during 1997.

     There is no specific mandate for the Board of Directors, since the Board has plenary power. Any responsibility which is not delegated to senior management or a Board committee remains with the full Board. The Board's expectations of management include providing timely reports on the business and affairs of the Corporation, preparing annual budgets and monitoring the Corporation's performance as compared to such budgets and taking necessary steps to accomplish strategic objectives established by the Board. The Board of Directors reviews and approves the Corporation's annual operating budget. Included in the budget are operating objectives which the Chief Executive Officer is responsible for meeting. The Board also considers at its meetings and provides direction to the Chief Executive Officer in regard to strategic objectives of the Corporation.

SHAREHOLDER COMMUNICATION

     The Corporation has established procedures for communicating with its shareholders to ensure that they receive timely disclosure of material information relating to the Corporation.

     The Corporation believes that its corporate governance practices are appropriate. The Board of Directors, through its Corporate Governance Committee, will continue to monitor its corporate governance practices on an ongoing basis and make such changes thereto as are necessary to ensure an effective corporate governance system is in place.

COMPENSATION OF DIRECTORS

     Each director of the Corporation who is not a salaried officer or employee of the Corporation is paid an annual fee of Cdn$25,000 and a fee of Cdn$1,000 per meeting (including committee meetings) attended, and each director, when first appointed to the Board of Directors, receives a one time award of 20,000 options to acquire Shares of the Corporation. In addition, during 1997, a one time grant of 20,000 options to acquire Shares was granted to each non-employee Director. The options are granted at an exercise price equal to the closing price of the Shares on The Toronto Stock Exchange on the last trading day preceding the date of the grant and vest over a period of three years from the date of the grant. For acting as Chairman of the Board of Directors, Howard L. Beck was paid a fee of Cdn$150,000 during 1997.

                             EXECUTIVE COMPENSATION

REPORT ON EXECUTIVE COMPENSATION

     The Compensation Committee is responsible for the periodic review of the Corporation's policies for attracting, retaining and motivating qualified executive employees. In its review, the Compensation Committee considers relevant independent compensation surveys and the compensation practices of other North American companies. Based on its review, the Compensation Committee makes recommendations to the Board of Directors of the Corporation regarding the compensation of the Corporation's executive officers.

     The Compensation Committee believes that compensation practices should motivate executive officers to maximize value for the Corporation's shareholders. To achieve this objective, the Compensation Committee has established compensation packages for the executive officers comprised of a base salary and short and long term incentives. The short term incentive is based on the award of annual cash bonuses which are dependent on the achievement of financial, operational and corporate objectives and certain qualitative matters. Long term incentives are tied to the appreciation in the value of the Shares and take the form of options to acquire Shares.

     Base salaries of the executive officers are reviewed annually and are based on an individual's expertise, skills, responsibilities, performance and contribution to the achievement of the Corporation's objectives. Base salaries are established at levels that are generally comparable to similar executive positions in North American companies. In 1997 the Compensation Committee increased the executive officers base salaries upon the recommendation of independent compensation consultants retained by the Committee.

     Under the Corporation's 1997 short term incentive program, the President and Chief Executive Officer is entitled to an annual bonus of up to 50% of his base salary upon the achievement of target objectives, including earnings per share objectives and up to 100% of his base salary at the discretion of the Compensation Committee based upon the achievement of qualitative benchmarks. The Chief Operating Officer is entitled to a bonus of up to 75% of the Chief Executive Officer's bonus award for the achievement of target objectives and up to 50% of his base salary at the discretion of the Compensation Committee based upon the achievement of qualitative benchmarks. The other executive officers are entitled to discretionary annual bonuses which are determined in part upon the achievement of earnings per share objectives and in part upon the achievement of qualitative benchmarks. As targeted earnings objectives were not achieved in 1997, no bonuses were earned with respect to the earnings based portion of the Corporation's 1997 short term incentive program. The Compensation Committee considered whether discretionary bonuses should be awarded but concluded that in light of the Corporation's 1997 financial performance, no discretionary awards should be made.

     To focus the attention of the executive officers on the long term interests of the Corporation and its shareholders, the Corporation grants options at market value to acquire its Shares. To encourage continued service, the Corporation's practice has been to vest option grants over three years. Annual option grants have been made to the executive officers of the Corporation based upon their level of responsibility and compensation and contribution during the year to the achievement of operational objectives.

                                Report presented by Roy Cairns and Derrick Rolfe

EXECUTIVE COMPENSATION

     The table below sets forth the compensation in respect of each of the last three fiscal years earned by the President and Chief Executive Officer and the four other most highly compensated executive officers of the Corporation (the "Named Executive Officers"). All dollar amounts stated below are expressed in U.S. dollars, except where otherwise indicated.

-------------------------------------------------------------------------------------------------------------------------------
                                                  SUMMARY COMPENSATION TABLE
-------------------------------------------------------------------------------------------------------------------------------
                                                                                                  LONG-TERM COMPENSATION
-------------------------------------------------------------------------------------------------------------------------------
                                                      ANNUAL COMPENSATION
-------------------------------------------------------------------------------------------------------------------------------
                                                                                              SECURITIES
              NAME AND                                                    OTHER ANNUAL        UNDERLYING         ALL OTHER
         PRINCIPAL POSITION             YEAR     SALARY       BONUS      COMPENSATION(1)     OPTIONS/SARS     COMPENSATION(3)
-------------------------------------------------------------------------------------------------------------------------------
                                                  ($)          ($)             ($)               (#)                ($)
-------------------------------------------------------------------------------------------------------------------------------
  ALLEN FRACASSI                        1997     559,910          --         19,438(2)         400,000             4,724
  President and                         1996     365,043     584,070         32,590(2)          75,000             3,468
  Chief Executive Officer               1995     366,166     406,078         45,517(2)              --             5,126
-------------------------------------------------------------------------------------------------------------------------------
  PHILIP FRACASSI                       1997     419,933          --             --            300,000             4,724
  President,                            1996     292,035     438,052             --             75,000             4,289
  Metals Services Group                 1995     292,933     313,713             --                 --             5,309
-------------------------------------------------------------------------------------------------------------------------------
  JOHN WOODCROFT                        1997     349,944          --             --            250,000             4,724
  President, Industrial                 1996     200,774     328,539             --             60,000             5,019
  Services Group                        1995     164,775      98,865             --             30,000             4,943
-------------------------------------------------------------------------------------------------------------------------------
  ROBERT WAXMAN(4)                      1997     279,955          --             --            250,000             4,724
  President                             1996     244,579     244,579             --             50,000             7,351
  Metals Services Group                 1995     183,083     205,053             --             30,000             5,561
-------------------------------------------------------------------------------------------------------------------------------
  MARVIN BOUGHTON                       1997     244,961          --             --            250,000             4,724
  Executive Vice President              1996     193,473     255,530             --             60,000             4,499
  and Chief Financial Officer           1995     194,068      97,034             --             30,000             5,282
-------------------------------------------------------------------------------------------------------------------------------

NOTES:

(1) Except as noted, perquisites and other personal benefits do not exceed the lesser of $50,000 and 10% of the total annual salary and bonus for the Named Executive Officers.

(2) Represents imputed interest benefit on housing loan.

(3) Represents Corporation's contribution to retirement savings plan or registered pension plan.

(4) Robert Waxman resigned from the position of President, Metals Services Group on January 5, 1998.

(5) Robert M. Chiste, Executive Vice President of Philip, had a total annualized salary and bonus for 1997 equal to $775,315 plus was paid change in control payments upon the acquisition of Allwaste, Inc. by Philip, however Mr. Chiste commenced employment with Philip effective August 1, 1997 and therefore is not included as a Named Executive Officer during 1997.

(6) All amounts have been converted to U.S. dollars based upon the exchange rates for Canadian dollars per $1.00 on December 31, 1997, December 31, 1996 and December 31, 1995 of $1.4288, $1.3697, and $1.3655, respectively.

STOCK OPTIONS

     The table below sets forth the options granted to the Named Executive Officers under the Corporation's stock option plans during the fiscal year ended December 31, 1997.

-------------------------------------------------------------------------------------------------------------------------
                               NUMBER OF       % OF TOTAL
                               SECURITIES       OPTIONS
                               UNDERLYING      GRANTED TO
                                OPTIONS       EMPLOYEES IN       EXERCISE OR
NAME                           GRANTED(1)    FISCAL YEAR(2)      BASE PRICE        GRANT DATE VALUE     EXPIRATION DATE
-------------------------------------------------------------------------------------------------------------------------
                                (#)                            (CDN$/SECURITY)     (CDN$/SECURITY)
-------------------------------------------------------------------------------------------------------------------------
 ALLEN FRACASSI                 400,000          10.5%              18.10               18.10             May 9, 2007
-------------------------------------------------------------------------------------------------------------------------
 PHILIP FRACASSI                300,000             8%              18.10               18.10             May 9, 2007
-------------------------------------------------------------------------------------------------------------------------
 JOHN WOODCROFT                 250,000           6.5%              18.10               18.10             May 9, 2007
-------------------------------------------------------------------------------------------------------------------------
 ROBERT WAXMAN                  250,000           6.5%              18.10               18.10             May 9, 2007
-------------------------------------------------------------------------------------------------------------------------
 MARVIN BOUGHTON                250,000           6.5%              18.10               18.10             May 9, 2007
-------------------------------------------------------------------------------------------------------------------------

NOTES:

(1) The Corporation's employee stock option plans provide for the granting of stock options to purchase Shares of the Corporation to employees and directors of the Corporation at the discretion of the Board of Directors. All options are subject to certain conditions of service and the provision of a non-competition agreement. Options granted to the Named Executive Officers in fiscal 1997 vest in equal monthly amounts over 36 months from the date they were granted.

(2) A total of 3,821,500 options were granted under the Corporation's employee stock option plans during the fiscal year ending December 31, 1997.

     The table below sets forth each exercise of options during the fiscal year ended December 31, 1997 by the Named Executive Officers.

-----------------------------------------------------------------------------------------------------------------------
                           SECURITIES     AGGREGATE        NUMBER OF SECURITIES              VALUE OF UNEXERCISE
                            ACQUIRED        VALUE         UNDERLYING UNEXERCISED           IN-THE-MONEY OPTIONS AT
NAME                      ON EXERCISE    REALIZED(3)   OPTIONS AT DECEMBER 31, 1997    DECEMBER 31, 1997 IN (CDN$)(4)
-----------------------------------------------------------------------------------------------------------------------
                                                      EXERCISABLE/UNEXERCISABLE           EXERCISABLE/UNEXERCISABLE
-----------------------------------------------------------------------------------------------------------------------
                            (#)              ($)                    (#)                            (CDN$)
-----------------------------------------------------------------------------------------------------------------------
 ALLEN FRACASSI(1)               --             --            121,111/363,889                2,506,998/7,532,502
-----------------------------------------------------------------------------------------------------------------------
 PHILIP FRACASSI(2)              --             --            101,666/283,334                2,104,486/5,865,014
-----------------------------------------------------------------------------------------------------------------------
 JOHN WOODCROFT              30,000        254,759            108,611/241,389                2,248,248/4,996,752
-----------------------------------------------------------------------------------------------------------------------
 ROBERT WAXMAN                   --             --             94,166/235,834                1,949,236/4,881,764
-----------------------------------------------------------------------------------------------------------------------
 MARVIN BOUGHTON             21,000        163,874            127,611/241,389                2,641,548/4,996,752
-----------------------------------------------------------------------------------------------------------------------

NOTES:

(1) Allen Fracassi holds an additional 389,031 exercisable options to acquire Shares which were granted to him in connection with his sale to the Corporation in 1990 of his interest in Philip Environmental Company.

(2) Philip Fracassi holds an additional 387,355 exercisable options to acquire Shares which were granted to him in connection with his sale to the Corporation in 1990 of his interest in Philip Environmental Company.

(3) Amounts have been converted to U.S. dollars based upon the exchange rate of Canadian dollars per $1.00 of $1.4288 on December 31, 1997.

(4) The closing price of the Shares on The Toronto Stock Exchange on December 31, 1997 was Cdn$20.70.

EMPLOYMENT AGREEMENTS

     The Corporation has entered into employment agreements with each of the Named Executive Officers. The agreements set forth the benefits to which a Named Executive Officer would be entitled in the event of termination without cause before or after an event which gives rise to a change of control of the Corporation or in the event of a change in the executive's responsibilities, title, authority or compensation after an event which gives rise to a change of control of the Corporation. In the event of termination without cause prior to a change of control, a Named Executive Officer would be entitled to a severance payment equal to two times his base salary plus two times the annual average bonus and cash value of benefits earned by the Named Executive Officer in the previous two years. In the event of termination without cause after a change of control or in the event of a change in the Named Executive Officer's responsibilities, title, authority or compensation within two years of a change in control, a Named Executive Officer would be entitled to a severance payment equal to three times his base salary plus three times the annual average of the bonus and cash value of benefits earned by the Named Executive Officer in the previous two years. In addition, stock options granted to the Named Executive Officer will fully vest on termination and will remain exercisable until the expiry of the original term of such options.

DIRECTORS' AND OFFICERS' LIABILITY INSURANCE

     The Corporation provides insurance for the benefit of directors and officers of the Corporation against liability incurred by, arising from or against them for certain of their acts, errors or omissions. These policies provide maximum coverage in any one policy year of an aggregate of $100,000,000 subject to a $500,000 deductible. In the last completed fiscal year the total premium for directors' and officers' liability insurance was $571,850. The premiums for the policy are not allocated between directors and officers as separate groups.

PERFORMANCE GRAPH

     The following chart compares the total cumulative return over the period December 31, 1992 to December 31, 1997 for $100 invested in the Shares, the TSE 300 Index and the TSE Transportation and Environmental Services Index. Dividends declared on Shares are assumed to be reinvested.

[GRAPHIC OMITTED]

------------------------------------------------------------------------------------------------------------
                                                 12/31/92  12/31/93  12/31/94  12/31/95  12/31/96  12/31/97
------------------------------------------------------------------------------------------------------------
 Philip Shares                                     $100       $73       $75       $86      $198      $207
------------------------------------------------------------------------------------------------------------
 TSE 300                                           $100      $133      $132      $152      $194      $223
------------------------------------------------------------------------------------------------------------
 TSE Transportation and Environmental Services     $100       $92      $115      $119      $151      $201
------------------------------------------------------------------------------------------------------------

            SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934, and its rules and regulations thereunder require the Corporation's executive officers and directors, and persons who beneficially own more than 10% of a registered class of the Corporation's equity securities, to file reports of ownership and changes of ownership with the Securities and Exchange Commission. Copies of those reports are to be furnished to the Corporation. Based solely on its review of copies of the reports received by it, or written representations from certain reporting persons, the Corporation believes that during 1997 all such filing requirements were satisfied on a timely basis.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     In connection with the December 1993 acquisition of Nortru, Inc. ("Nortru") from Norman Foster, a director of the Corporation, the Corporation guaranteed a $5,950,000 note payable by a wholly-owned subsidiary of the Corporation to Mr. Foster. The note, which was unsecured, bore interest at U.S. prime plus 2% and was payable in equal monthly installments of $165,000 plus interest maturing on May 20, 1997. The outstanding balance of the note was paid in full by the Corporation on May 21, 1997. In addition, in December, 1993, the Corporation entered into a non-competition and retention agreement with Mr. Foster, pursuant to which the Corporation agreed to pay Mr. Foster an aggregate of $7 million in consideration for certain non-compete and employment covenants from Mr. Foster. One payment of $1.4 million due under this agreement was paid in January, 1997, another payment of 1.4 million was paid in January, 1998 and the final payment under this agreement is due on December 31, 1998. During 1997, the Corporation paid $323,520 in rental payments to Mr. Foster or entities which he controls or has an ownership interest for properties utilized by the Corporation in the operation of its business.

     In 1997, a wholly-owned subsidiary of the Corporation purchased an interest in certain real property and associated royalty rights adjacent to its Taro landfill, located in Stoney Creek, Ontario for a purchase price of $5.08 million from AIC Holdings Inc., a Corporation in which Roy Cairns, a director of the Corporation, owns a part interest.

     During 1997, the Corporation paid approximately $2.4 million to Cole Carriers Corp. ("Coles"), a commercial trucking Corporation controlled by Philip Fracassi and Allen Fracassi, officers and directors of the Corporation, for truck transportation services rendered by Coles to the Corporation.

     The law firm of Turkstra, Mazza, Associates, of which Herman Turkstra is an associate, provided services to the Corporation in 1997. Fees paid to members of the firm in 1997 totalled Cdn$570,212.

     As at May 15, 1998, the aggregate amount of indebtedness due to the Corporation from all current or former officers, directors and employees was $515,000, consisting of the outstanding balance of a loan made to Allen Fracassi, the President and Chief Executive Officer of the Corporation, for the purpose of purchasing a home. The loan is unsecured, non-interest bearing and payable on demand.

INDEBTEDNESS OF DIRECTORS, EXECUTIVE OFFICERS AND SENIOR OFFICERS

     As at May 15, 1998, the aggregate amount of indebtedness (other than routine indebtedness) due to the Corporation from all current or former officers, directors and employees was $515,000.

             TABLE OF INDEBTEDNESS OF DIRECTORS, EXECUTIVE OFFICERS
                              AND SENIOR OFFICERS


---------------------------------------------------------------------------------------------------
                            INVOLVEMENT OF          LARGEST AMOUNT       AMOUNT OUTSTANDING AS
                               ISSUER OR          OUTSTANDING DURING        AT MAY 15, 1998
NAME AND PRINCIPAL            SUBSIDIARY           FISCAL YEAR ENDED
POSITION                                           DECEMBER 31, 1997
---------------------------------------------------------------------------------------------------
 ALLEN FRACASSI(1)              Lender                 $515,000                $515,000
 President and Chief
 Executive Officer
---------------------------------------------------------------------------------------------------

NOTE:

(1) The loan was made for the purpose of purchasing a home, is unsecured, non-interest bearing and is due on demand.

                            APPOINTMENT OF AUDITORS

     The persons named in the enclosed form of proxy intend to vote for the reappointment of Deloitte & Touche, Chartered Accountants, as auditors of the Corporation to hold office until the next annual meeting of the shareholders at a remuneration to be fixed by the Board of Directors unless otherwise instructed. To be effective, the appointment of Deloitte & Touche as auditors must be passed by a majority of the votes cast by the shareholders at the Meeting.

     Messrs. Deloitte & Touche expect to have a representative at the Meeting who will have the opportunity to make a statement to the Meeting if he desires to do so and who will be available to respond to appropriate questions.

                APPROVAL OF AMENDMENT TO SHAREHOLDER RIGHTS PLAN

     At the Meeting, shareholders will be asked to consider and if deemed advisable, vote to ratify, confirm and approve the amended and restated Shareholder Rights Plan (the "Rights Agreement") approved by the Board of Directors of the Corporation as of May 15, 1998. The primary amendment to the Rights Agreement is the extension of its term from June 30, 1998 to June 30, 2001.

     The Rights Agreement was originally adopted by the Corporation on April 11, 1995, amended and restated on May 19, 1995 and confirmed by the shareholders of the Corporation on May 27, 1995.

     The full text of the Rights Agreement is set forth in Exhibit "A" hereto. Initially capitalized terms used below without express definition have the meanings ascribed thereto in the Rights Agreement.

BACKGROUND TO THE ADOPTION OF THE AMENDED AND RESTATED RIGHTS AGREEMENT

     The Rights Agreement was originally adopted to ensure that, in the event of a Take-over Bid for Voting Shares of the Corporation, all shareholders would receive full and fair value for their shares and would not be subject to abusive or coercive take-over strategies, and that the Board of Directors, on behalf of the Corporation and all of its shareholders, would have the time and opportunity to evaluate the bid and its effects, to seek out alternative bidders and to explore, develop and evaluate other ways of maximizing shareholder value.

     At the time that the Rights Agreement was initial implemented, the Board of Directors was of the view that the current legislative framework in Canada and the United States did not adequately protect the rights of shareholders during take-over bids. Specifically, the Board of Directors was concerned that the minimum time periods for take-over bids specified under Canadian and United States law might not provide an opportunity for shareholders and the Board of Directors to properly assess the initiating bid and negotiate with the bidder, for shareholders to assess the merits of competing bids and for the Board of Directors to seek out or otherwise allow competing bidders to emerge or develop other methods of maximizing shareholder value. In addition, the Board of Directors was concerned that without the protection of a rights plan, shareholders may feel compelled to tender to a take-over bid which they consider to be inadequate and not to represent full and fair value because, in failing to do so, the shareholder might be left with illiquid or minority discounted voting securities in the Corporation. Finally, the Board of Directors was concerned that, as a result of differing securities laws in Canada and the United States, shareholders might be vulnerable to discriminatory acquisition tactics or that an offeror might otherwise be able to obtain control of the Corporation without paying full value, without obtaining shareholder approval and without treating all shareholders equally.

     The current legislative framework governing take-over bids is substantially the same regime that was applicable at the time the Rights Agreement was originally adopted. Accordingly, the Board of Directors continues to believe that the Rights Agreement is a valuable tool that can be utilized in the face of an unsolicited take-over bid to assist shareholders in responding to the bid and address the situations described above.

     In settling on the terms and conditions of the Rights Agreement, the Board of Directors not only considered the current legislative framework in Canada and the United States, but also the developments in shareholder rights plans over the last three years and recent experience in the context of actual take-over bids.

     The amendment and restatement of the Rights Agreement was not adopted in response to, or in anticipation of, any acquisition proposal, nor is it intended to prevent a take-over bid from being made for the Corporation or to secure continuance of management or the directors in office.

SUMMARY OF THE TERMS AND OPERATION OF THE RIGHTS AGREEMENT

     The following is a summary of the terms of the Rights Agreement, which is qualified in its entirety by reference to the text of such agreement.

GENERAL

     In general terms, if a person (an "Acquiring Person") acquires twenty percent (20%) or more of the Voting Shares of the Corporation other than by way of a Permitted Bid or a Competing Bid (each as discussed below), holders of Rights other than the Acquiring Person may acquire Shares of the Corporation at a significant discount to then prevailing market prices. Accordingly, in such a case, the Rights will cause substantial dilution to an Acquiring Person that becomes an Acquiring Person other than through a Permitted Bid or a Competing Bid.

TRADING OF RIGHTS

     Rights issued prior to the Separation Time are not exercisable and are evidenced by the Common Share certificate in respect of which the Right was granted. In addition, until the Separation Time, Rights will be transferable only together with, and will be transferred by, a transfer of the associated Shares. Until the Separation Time or earlier redemption or expiration of the Rights, new share certificates issued upon the transfer of existing Shares or the issuance of additional Shares, including additional Shares issued upon the conversion of Debentures, will bear a legend incorporating the Rights Agreement by reference.

SEPARATION TIME

     After the Separation Time, the Rights will separate and trade separately from the Shares. Following the Separation Time, separate certificates evidencing the Rights ("Rights Certificates") will be mailed to holders of record of Shares as of the close of business on the Separation Time, or, in the case of Debentures converted into Shares after the Separation Time and prior to the close of business on the 15th day following notice of the Stock Acquisition Date having been sent by the Corporation to the holders of Debentures, promptly after such conversions, to the holders so converting, and each separate Rights Certificate alone will evidence the Rights.

     The "Separation Time" is the close of business on the tenth trading day following the earlier of (i) the date (the "Stock Acquisition Date") of the first public announcement made by the Corporation or an Acquiring Person that a person has become an Acquiring Person, and (ii) the date of the commencement of, or first public announcement of, the intent of any person (other than the Corporation or any subsidiary of the Corporation) to commence a Take-over Bid (other than a Permitted Bid or Competing Bid).

     If any Take-over Bid triggering the Separation Time expires or is cancelled, terminated or otherwise withdrawn prior to the Separation Time or if the Board of Directors determines to waive application of the Rights Agreement to any such Take-over Bid, then such bid shall be deemed, for the purposes of determining the Separation Time, never to have been made.

EXERCISE PRICE OF RIGHTS

     After the Separation Time and prior to the occurrence of a Flip-in Event, each Right will entitle the registered holder thereof to purchase from the Corporation one Share at an Exercise Price of $75.00 per Share, subject to certain anti-dilution adjustments as set out in the Rights Agreement and summarized below under "Protection Against Dilution".

PROTECTION AGAINST DILUTION

     The Exercise Price, the number and nature of securities which may be purchased upon the exercise of the Rights and the number of Rights outstanding are subject to adjustment from time to time to prevent dilution upon certain changes to the share capital of the Corporation. Under the Rights Agreement, anti-dilution adjustment provisions are applicable (i) in the event of a stock dividend on, or a subdivision, combination or reclassification of, the Shares,
(ii) upon the grant to holders of Shares of certain rights, options or warrants to subscribe for Shares or convertible securities, or (iii) upon distribution to holders of Shares of evidence of indebtedness, cash (excluding regular periodic cash dividends or a regular periodic cash dividend paid in Shares), assets, or rights, options or warrants (other than those referred to in clause (ii) above). The adjustment provisions are designed to ensure that the number of Shares which may be purchased upon the exercise of Rights and payment of the Exercise Price remains proportionally constant and are not subject to any dilution which may result from changes to the share capital of the Corporation.

FLIP-IN EVENT

     A "Flip-in Event" is triggered in the event that a transaction occurs pursuant to which a person becomes an Acquiring Person. Upon the occurrence of a Flip-in Event, the Corporation must take such action as shall be necessary to ensure that each Right (except for Rights Beneficially Owned by the persons specified below) shall thereafter constitute the right to purchase from the Corporation upon exercise thereof in accordance with the terms of the Rights Agreement that number of Shares of the Corporation having an aggregate Market Price on the date of the consummation or occurrence of such Flip-in Event equal to twice the Exercise Price for an amount in cash equal to the Exercise Price.

     The Rights Agreement provides that Rights that are Beneficially Owned by
(i) an Acquiring Person or any Affiliate or Associate of an Acquiring Person or any Person acting jointly or in concert with an Acquiring Person or any Affiliate or Associate of such Acquiring Person or any Affiliate or Associate of such Person so acting jointly or in concert, or (ii) a transferee or other successor in title of Rights of an Acquiring Person (or an Affiliate or Associate of an Acquiring Person) or of any person acting jointly or in concert with an Acquiring Person or any Associate or Affiliates of an Acquiring Person who becomes a transferee or successor in title concurrently with or subsequent to the Acquiring Person becoming such, shall become null and void without any further action and any holder of such Rights (including transferees or successors in title) shall not have any rights whatsoever to exercise such Rights under any provision of the Rights Agreement.

ACQUIRING PERSON

     An Acquiring Person is a Person who Beneficially Owns twenty percent (20%) or more of the Voting Shares of the Corporation. The Rights Agreement provides certain exemptions from this classification; however, including where a Person becomes the Beneficial Owner of twenty percent (20%) or more of the outstanding Voting Shares of the Corporation as a result of a Corporate Acquisition, Permitted Bid Acquisition, Corporate Distribution, Exempt Acquisition or a Convertible Security Acquisition; provided that such Person will subsequently become an Acquiring Person upon becoming the Beneficial Owner of an additional one percent (1%) of the currently outstanding Voting Shares of the Corporation (other than pursuant to a further exempt transaction).

PERMITTED BIDS AND COMPETING BIDS

     A "Permitted Bid" is a Take-over Bid made by take-over bid circular in compliance with the following additional provisions:

     (1)  The bid must be made to all holders of record of Voting Shares;

     (2) The bid must be open for a minimum of 60 days following the date of the bid and no shares may be taken up prior to such time;

     (3) Take-up and payment for shares may not occur unless the bid is accepted by Persons holding more than fifty percent (50%) of the outstanding Voting Shares, exclusive of shares held by Independent Shareholders;

     (4) Shares may be deposited into or withdrawn from the bid at any time prior to the take-up date; and

     (5) If the bid is accepted by the requisite percentage specified in (3) above, the bidder must extend the bid for a period of 10 Business Days to allow other shareholders to tender into the bid should they so wish and must make a public announcement to such effect.

     A "Competing Bid" is a Take-over Bid that satisfies all the criteria of a Permitted Bid except that (i) since it is made after a Permitted Bid has been made, the minimum deposit period and the time period for the take-up of and payment for shares tendered under a Competing Bid is not 60 days, but is instead the greater of 21 days and the earliest date for take-up and payment of shares under any other Permitted Bid then in existence.

     Neither a Permitted Bid nor a Competing Bid need be approved by the Board of Directors and may be taken directly to the shareholders of the Corporation. Acquisitions of Voting Shares made pursuant to a Permitted Bid or a Competing Bid do not give rise to a Flip-in-Event.

REDEMPTION AND WAIVER

     The Board of Directors may, at its option, at any time prior to the occurrence of a Flip-in Event, elect to redeem all but not less than all of the Rights at a redemption price of $0.0001 per Right (the "Redemption Price"), appropriately adjusted in the event that an event analogous to those described above under "Protection Against Dilution" shall have occurred. Rights will be deemed to automatically be redeemed at the Redemption Price where a person acquires Voting Shares (other than the Offeror's Securities) pursuant to a Permitted Bid, a Competing Bid or an Exempt Acquisition. If the Board of Directors elects or is deemed to have elected to redeem the rights, the right to exercise the Rights will terminate and each Right will after redemption be null and void and the only right thereafter of the holders of Rights shall be to receive the Redemption Price.

     Under the Rights Agreement, the Board of Directors has the discretion to waive the application of the Rights Agreement to a Take-over Bid made by way of Take-over Bid circular to all holders of Voting Shares of the Corporation; provided that the application of the Rights Agreement will then be automatically waived for every other Take-over Bid made by way of Take-over Bid circular to all holders of Voting Shares of the Corporation.

     The Board of Directors of the Corporation may also, prior to the close of business on the tenth day after a Stock Acquisition Date, waive or agree to waive the application of the Rights Agreement to an inadvertent Flip-in Event, provided that: (i) the Board of Directors determines that the person became an Acquiring Person by inadvertence and without any intention to become, or knowledge that it would become, an Acquiring Person; and (ii) such acquiring Person has reduced its Beneficial Ownership of Shares such that at the time of the granting of a waiver such person is no longer an Acquiring Person or has entered into an agreement with the Corporation to do so within 30 days.

     Any other waiver of the application of the Rights Agreement requires the prior consent of the holders of Voting Shares.

AMENDMENTS TO RIGHTS AGREEMENT

     The Rights Agreement provides that the right of the Corporation to make changes without the approval of holders of Voting Shares, or, after the Separation Time, Rights, is limited to amendments to correct any clerical or typographical errors.

     The Corporation may also make amendments, effective upon adoption, required to maintain the validity and effectiveness of the Rights Agreement as a result of any change in any applicable laws or regulatory requirements. However, any such amendments will cease to be effective unless approved by the holders of

Voting Shares or, after the Separation Time, Rights, at or immediately following the next meeting of shareholders of the Corporation.

     Any other changes (whether or not they materially adversely affect the holders of Rights) may be made by the Corporation only with the prior consent of the holders of Voting Shares, or, after the Separation Time, Rights.

REGULATORY APPROVALS

     Certain obligations of the Corporation, actions and events contemplated by the Rights Agreement, and any amendments to the Rights Agreement, are subject to the prior approval of government and regulatory authorities, including securities regulatory authorities and stock exchanges.

PRINCIPAL AMENDMENTS

     The primary rationale for the amendment and restatement of the Rights Agreement is to extend its Expiration Time from June 30, 1998 to June 30, 2001. Concurrently with such extension; however, certain technical and other amendments were made to the Rights Agreement to ensure that it remains consistent with the current generation of Canadian rights plans and that it adequately addresses the concerns of institutional investors as expressed by industry commentators. Such amendments consist primarily of the following:

     1. The definition of "Beneficial Ownership" was amended to include exemptions for "permitted lock up agreements" and persons who are registered holders of securities as a result of carrying on the business of, or acting as the nominee of, a securities depository.

     2. The "Exempt Acquisition" exemption from the definition of "Acquiring Person" which, among other things, permits acquisitions of securities by means of a private placement was redrafted to clearly provide that the exemption is only available where (x) all necessary stock exchange approvals have been obtained and the private placement plan complies with the terms and conditions of such approvals, and (y) the purchaser does not become the Beneficial Owner of more than 25% of the Voting Shares immediately prior to the private placement.

     3. A "Convertible Security Acquisition" exemption from the definition of "Acquiring Person" was added to ensure that an acquisition of Voting Shares received upon the exercise of Convertible Securities received by a Person pursuant to a Permitted Bid Acquisition, Exempt Acquisition or a Corporate Distribution will not trigger the Rights Agreement.

     4. The definition of "Competing Bid" was amended to remove the requirement that a Competing Bid be made for all Voting Shares of the Corporation if the Permitted Bid was made for all Voting Shares of the Corporation.

     5. Other provisions of the Rights Agreement were redrafted in a non-material fashion to facilitate the amendment and restatement of the agreement, to harmonize certain provisions of the Rights Agreement as a result of the changes listed above and to ensure that the Rights Agreement conforms to the current generation of rights plans in Canada.

RESOLUTION

     The text of the resolution reconfirming the Rights Agreement (the "Rights Agreement Resolution") is as follows:

     RESOLVED THAT the amendments to the Corporation's Shareholder Rights Plan described in the Corporation's May 15, 1998 Proxy Statement and the amended and restated shareholder rights plan agreement effective June 25, 1998 annexed to the Corporation's May 15, 1998 Proxy Statement as Exhibit "A" are hereby approved by the shareholders of the Corporation.

RECOMMENDATION OF THE BOARD OF DIRECTORS

     THE BOARD OF DIRECTORS HAS DETERMINED THAT THE RIGHTS AGREEMENT CONTINUES TO BE IN THE BEST INTERESTS OF THE CORPORATION AND ITS SHAREHOLDERS AND RECOMMENDS THAT SHAREHOLDERS VOTE IN FAVOUR OF THE RIGHTS AGREEMENT RESOLUTION.

     IN THE ABSENCE OF A CONTRARY INSTRUCTION, THE PERSONS NAMED IN THE ENCLOSED FORM OF PROXY INTEND TO VOTE IN FAVOUR OF THE PASSING OF THE RIGHTS AGREEMENT RESOLUTION. Passage of the Rights Agreement Resolution requires approval by a majority of the votes cast on the matter at the Meeting. According to the terms of the Rights Agreement, any shareholder who, at the time of the vote, is an Offeror pursuant to a Take-over Bid that is not a Permitted Bid or a Competing Permitted Bid will not be eligible to participate in the vote.

                             APPROVAL BY DIRECTORS

     The contents and the sending of this Proxy Statement have been approved by the Board of Directors of the Corporation.

Dated the 15th day of May, 1998
Hamilton, Ontario, Canada

                                          Colin Soule
                                          Corporate Secretary

                                   EXHIBIT A

                       SHAREHOLDER RIGHTS PLAN AGREEMENT

                AS AMENDED AND RESTATED EFFECTIVE JUNE 25, 1998

                                    Between:

                             PHILIP SERVICES CORP.

                                      and

                        MONTREAL TRUST COMPANY OF CANADA

                                as Rights Agent

                               TABLE OF CONTENTS

SECTION                                                                PAGE
-------                                                                ----
                         ARTICLE 1 -- INTERPRETATION
1.1      Certain Definitions.........................................     1
1.2      Currency....................................................    10
1.3      Headings....................................................    10
1.4      Number and Gender...........................................    10
1.5      Acting Jointly or in Concert................................    11
1.6      Statutory References........................................    11
                           ARTICLE 2 -- THE RIGHTS
2.1      Legend on Common Share Certificates.........................    11
2.2      Initial Exercise Price; Exercise of Rights; Detachment of
         Rights......................................................    11
2.3      Adjustments to Exercise Price; Number of Rights.............    13
2.4      Date on Which Exercise is Effective.........................    17
2.5      Execution, Authentication, Delivery and Dating of Rights
         Certificates................................................    17
2.6      Registration, Registration of Transfer and Exchange.........    17
2.7      Mutilated, Destroyed, Lost and Stolen Right Certificates....    18
2.8      Persons Deemed Owners.......................................    18
2.9      Delivery and Cancellation of Rights Certificates............    18
2.10     Agreement of Rights Holders.................................    19
2.11     Rights Certificate Holder not Deemed a Shareholder..........    19
                    ARTICLE 3 -- ADJUSTMENTS TO THE RIGHTS
                     IN THE EVENT OF CERTAIN TRANSACTIONS
3.1      Flip-in Event...............................................    20
                        ARTICLE 4 -- THE RIGHTS AGENT
4.1      General.....................................................    20
4.2      Merger or Amalgamation or Change of Name of Rights Agent....    21
4.3      Duties of Rights Agent......................................    21
4.4      Change of Rights Agent......................................    22
                          ARTICLE 5 -- MISCELLANEOUS
5.1      Redemption and Waiver.......................................    23
5.2      Expiration..................................................    24
5.3      Issuance of New Right Certificates..........................    24
5.4      Supplements and Amendments..................................    24
5.5      Fractional Rights and Fractional Shares.....................    26
5.6      Rights of Action............................................    26
5.7      Notice of Proposed Actions..................................    26
5.8      Notices.....................................................    26
5.9      Successors..................................................    27
5.10     Benefits of this Agreement..................................    27
5.11     Governing Law...............................................    27
5.12     Severability................................................    27
5.13     Effective Date..............................................    27
5.14     Determinations and Actions by the Board of Directors........    28
5.15     Rights of Board, Corporation and Offeror....................    28
5.16     Regulatory Approvals........................................    28
5.17     Declaration as to Non-Canadian Holders......................    28
5.18     Time of the Essence.........................................    28
5.19     Execution in Counterparts...................................    29

Exhibit A -- Form of Rights Certificate

         (and attached Form of Election to Exercise and Form of
         Assignment).................................................    30

                            SHAREHOLDER RIGHTS PLAN

     THIS AGREEMENT amended and restated effective June 25, 1998 between Philip Services Corp. (formerly, Philip Environmental Inc.) (the "Corporation"), a corporation amalgamated under the Business Corporations Act (Ontario), and Montreal Trust Company of Canada, a trust company incorporated under the laws of Canada, as Rights Agent (the "Rights Agent", which term shall include any successor Rights Agent hereunder);

     WITNESSES THAT:

     WHEREAS the Board of Directors has determined that it is advisable and in the best interests of the Corporation to adopt and maintain a shareholder rights plan (the "Rights Plan");

     AND WHEREAS the Corporation and the Rights Agent entered into a shareholder rights plan (the "Original Agreement") dated as of April 11, 1995 and amended and restated as of May 19, 1995 and wish to amend and restate the Original Agreement by entering into this Agreement;

     AND WHEREAS in order to implement the adoption of the Rights Plan the Board of Directors has:

     (a) authorized the issuance of one Right effective the Record Time in respect of each Common Share outstanding at the Record Time; and

     (b) authorized the issuance of one Right in respect of each Common Share issued after the Record Time and prior to the earlier of the Separation Time and the Expiration Time, and with respect to the Debentures, authorized the issuance of one Right in respect of each Common Share issued upon the conversion of Debentures after the Separation Time and prior to the close of business on the fifteenth (15th) day following notice of the Stock Acquisition Date having been sent by the Corporation to the holders of Debentures;

     AND WHEREAS each Right entitles the holder thereof, after the Separation Time, to purchase securities of the Corporation pursuant to the terms and subject to the conditions set forth herein;

     AND WHEREAS the Corporation has appointed the Rights Agent to act on behalf of the Corporation in connection with the issuance, transfer, exchange and replacement of Rights Certificates, the exercise of Rights, and other matters referred to herein;

     NOW THEREFORE in consideration of the foregoing premises and the respective covenants and agreements set forth herein the parties hereby agree as follows:

                          ARTICLE 1 -- INTERPRETATION

1.1 CERTAIN DEFINITIONS

     For purposes of the Agreement, the following terms have the meanings indicated:

     (a) "1933 SECURITIES ACT" means the Securities Act of 1933 of the United States, as amended, and the rules and regulations thereunder, and any comparable or successor laws or regulations thereto.

     (b) "1934 EXCHANGE ACT" means the Securities Exchange Act of 1934 of the United States, as amended, and the rules and regulations thereunder, and any comparable or successor laws or regulations thereto.

     (c) "ACQUIRING PERSON" means, any Person who is the Beneficial Owner of twenty percent (20%) or more of the outstanding Voting Shares of the Corporation; provided, however, that the term "Acquiring Person" shall not include:

        (i)   the Corporation or any Subsidiary of the Corporation;

        (ii) any Person who becomes the Beneficial Owner of twenty percent (20%) or more of the outstanding Voting Shares of the Corporation as a result of (A) Corporate Acquisitions, (B) Permitted Bid Acquisitions, (C) Corporate Distributions, (D) Exempt Acquisitions, or

             (E) Convertible Security Acquisitions; provided, however, that if a Person shall become the Beneficial Owner of twenty percent (20%) or more of the Voting Shares of the Corporation then outstanding by reason of one or more or any combination of the operation of a Corporate Acquisition, Permitted Bid Acquisition, Corporate Distribution, Exempt Acquisition or Convertible Security Acquisition and, after such Corporate Acquisition, Permitted Bid Acquisition, Corporate Distribution, Exempt Acquisition or Convertible Security Acquisition, becomes the Beneficial Owner of an additional one percent (1%) or more of the outstanding Voting Shares of the Corporation other than pursuant to Corporate Acquisitions, Permitted Bid Acquisitions, Corporate Distributions, Exempt Acquisitions or Convertible Security Acquisitions, then as of the date of such acquisition, such Person shall become an Acquiring Person;

        (iii) for a period of ten (10) days after the Disqualification Date (as hereinafter defined), any Person who becomes the Beneficial Owner of twenty percent (20%) or more of the outstanding Voting Shares of the Corporation as a result of such Person becoming disqualified from relying on Section 1.1(g)(3) hereof solely because such Person makes or proposes to make a Take-over Bid in respect of securities of the Corporation alone or by acting jointly or in concert with any other Person (the first date of public announcement (which, for the purposes of this definition, shall include, without limitation, a report filed pursuant to Section 101 of the Securities Act (Ontario)) by such Person or the Corporation of a current intent to commence such a Take-over Bid being herein referred to as the "Disqualification Date");

        (iv) an underwriter or member of a banking or selling group that acquires Voting Shares of the Corporation from the Corporation in connection with a bona fide distribution to the public of securities; and

        (v) a Person (a "GRANDFATHERED PERSON") who is the Beneficial Owner of twenty percent (20%) or more of the outstanding Voting Shares determined as at the Record Time; provided, however, that this exception shall not be, and shall cease to be, applicable to a Grandfathered Person in the event that such Grandfathered Person shall, after the Record Time, become the Beneficial Owner of any additional Voting Shares that increase its Beneficial Ownership of Voting Shares by more than one percent (1%) of the number of Voting Shares outstanding as at the Record Time, other than as may be acquired pursuant to Corporate Acquisitions, Permitted Bid Acquisitions, Corporate Distributions, Exempt Acquisitions or Convertible Securities Acquisitions.

     (d) "AFFILIATE" when used to indicate a relationship with a specified Person, means a Person that directly or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, such specified Person.

     (e) "AGREEMENT" means this agreement as amended, modified or supplemented from time to time.

     (f) "ASSOCIATE" when used to indicate a relationship with a specified Person, means any relative of such specified Person who has the same home as such specified Person, or any Person to whom such specified Person is married or with whom such specified Person is living in a conjugal relationship outside marriage, or any relative of such spouse or other Person who has the same home as such specified Person.

     (g) a Person shall be deemed the "BENEFICIAL OWNER", and to have "BENEFICIAL OWNERSHIP" of, and to "BENEFICIALLY OWN":

        (i) any securities of which such Person or any Affiliate or Associate of such Person is the owner in law or equity;

        (ii) any securities as to which such Person or any of such Person's Affiliates or Associates has the right to acquire (A) upon the exercise of any Convertible Securities, or (B) pursuant to any agreement, arrangement or understanding, whether such right is exercisable immediately or within a period of 60 days thereafter and whether or not on condition or the happening of any contingency (other than customary agreements with and between underwriters and banking group or selling group members with respect to a distribution of securities or pursuant to a pledge of securities in the ordinary course of business); and

        (iii) any securities that are Beneficially Owned within the meaning of paragraphs 1.1(g)(i) or (ii) by any other Person with whom such Person is acting jointly or in concert;

        provided, however, that a Person shall not be deemed the "BENEFICIAL OWNER", or to have "BENEFICIAL OWNERSHIP" of, or to "BENEFICIALLY OWN", any security solely as a result of the existence of any one or more of the following circumstances:

             (1)  such security has been deposited or tendered, without any prior agreement or arrangement in respect thereof, pursuant to any tender or exchange offer or take-over bid made by such Person or made by any Affiliate or Associate of such Person or made by any other Person acting jointly or in concert with such Person, unless such deposited or tendered security has been taken up or paid for, whichever shall first occur; or

             (2)  by reason of the holder of such security having agreed to deposit or tender such security to a Take-over Bid made by such Person or any of such Person's Affiliates or Associates or any other Person referred to in clause (iii) of this definition pursuant to a Permitted Lock-up Agreement;

             (3)  (i) such Person or any Affiliate or Associate of such Person or any other Person acting jointly or in concert with such Person, holds such security; provided that the ordinary business of any such Person (the "Fund Manager") includes the management of investment funds for others (which others may include or be limited to one or more employee benefit plans or pension plans) and such security it held by the Fund Manager in the ordinary course of such business in the performance of such Fund Manager's duties for the account of any other Person (a "Client"), (ii) such Person (the "Trust Company") is licensed to carry on the business of a trust company under applicable law and, as such, acts as trustee or administrator or in a similar capacity in relation to the estates of deceased or incompetent Persons or in relation to other accounts and holds such security in the ordinary course of such duties for the estate of any such deceased or incompetent Person (each an "Estate Account") or for such other accounts (each an "Other Account"), (iii) the Person (the "Statutory Body") is an independent Person established by statute for purposes that include, and the ordinary business or activity of such person includes the management of investment funds for employee benefit plans, pension plans, insurance plans of various public bodies and the Statutory Body holds such security for the purpose of its activities as such, (iv) the ordinary business of any such Person includes acting as an agent of the Crown in the management of public assets (the "Crown Agent"), or (v) the Person, any of such Person's Affiliates or Associates or any other Person acting jointly or in concert with such Person holds such security, provided that the Person is the administrator or the trustee of one or more pension funds or plans (each a "Pension Fund") registered under the laws of Canada or any province thereof or the United States or any state thereof (the "Independent Person"), or is a Pension Fund and holds such securities solely for the purposes of its activities as an Independent Person or as a Pension Fund, and further provided that such Person:

                 (a)  does not hold more than thirty percent (30%) of the Voting
                       Shares of the Corporation;

                 (b)  holds such Voting Shares of the Corporation for investment purposes; and

                 (c)  is not acting jointly or in concert with any other Person in respect of any matters dealing with the Corporation; provided, however, that in any of the foregoing cases no one of the Fund Manager, the Trust Company, the Statutory Body, the Crown Agent, the Independent Person or the Pension Fund makes or proposes to make a Take-over Bid in respect of securities of the Corporation alone or by acting jointly or in concert with any other Person (other than by means of ordinary market transactions (including prearranged trades) executed through the facilities of a stock exchange or organized over-the-counter market); or

             (4)  such Person is a Client of the same Fund Manager as another
                 Person on whose account the Fund Manager holds such security, or such Person is an Estate Account or an Other Account of the same Trust Company as another Person on whose account the Trust Company holds such security, or such Person is a Pension Fund with the same Independent Person as another Pension Fund;

             (5)  such Person is a Client of a Fund Manager and such security is owned at law or in equity by the Fund Manager, or such Person is an Estate Account or an Other Account of a Trust Company and such security is owned at law or in equity by the Trust Company, or such Person is a Pension Fund and such security is owned at law or in equity by the Independent Person or the Pension Fund; or

             (6)  such Person is a registered holder of securities as a result of carrying on the business of, or acting as a nominee of, a securities depository.

     For purposes of this Agreement, the percentage of Voting Shares Beneficially Owned by any Person, shall be and be deemed to be the product of one hundred (100) and the number of which the numerator is the number of votes for the election of all directors generally attaching to the Voting Shares Beneficially Owned by such Person and the denominator of which is the number of votes for the election of all directors generally attaching to all outstanding Voting Shares. Where any Person is deemed to Beneficially Own unissued Voting Shares, such Voting Shares shall be deemed to be issued and outstanding for the purpose of calculating the percentage of Voting Shares Beneficially Owned by such Person.

     (h) "BOARD OF DIRECTORS" means, at any time, the duly constituted board of directors of the Corporation.

     (i) "BUSINESS CORPORATIONS ACT (ONTARIO)" means the Business Corporations Act, R.S.O. 1990, c.B.16, as amended, and the regulations thereunder, and any comparable or successor laws or regulations thereto.

     (j) "BUSINESS DAY" means any day other than a Saturday, Sunday or a day on which banking institutions in Toronto are authorized or obligated by law to close.

     (k) "CANADIAN DOLLAR EQUIVALENT" means any amount which is expressed in United States dollars shall mean on any day the Canadian dollar equivalent of such amount determined by reference to the U.S. -Canadian Exchange Rate on such date.

     (l) "CLOSE OF BUSINESS" on any given date means the time on such date (or, if such date is not a Business Day, the time on the next succeeding Business Day) at which the office of the transfer agent for the Common Shares in the City of Toronto (or, after the Separation Time, the office of the Rights Agent in the City of Toronto) is closed to the public.

     (m) "COMMON SHARES", when used with reference to the Corporation, means the common shares in the capital of the Corporation and, when used with reference to any Person other than the Corporation, means the class or classes of shares (or similar equity interest) with the greatest per share voting power entitled to vote generally in the election of all directors of such other Person or the equity securities or other equity interest having power (whether or not exercised) to control or direct the management of such other Person or, if such other Person is a Subsidiary of another Person, the Person or Persons which ultimately control such first-mentioned Person.

     (n) "COMPETING BID" means a Take-over Bid that: (i) is made while another Permitted Bid is in existence, and (ii) satisfies all the components of the definition of a Permitted Bid, except that the requirements set out in Clause (ii) of the definition of a Permitted Bid shall be satisfied if the Take-over Bid shall contain, and the take up and payment for securities tendered or deposited thereunder shall be subject to, an irrevocable and unqualified condition that no Voting Shares shall be taken up or paid for pursuant to the Competing Bid prior to the close of business on the date that is no earlier than the date which is the later of twenty-one (21) days after the date the Competing Bid is made or the earliest date on which Voting Shares may be taken up or paid for under any other Permitted Bid that is then in existence for the Voting Shares and only if at that date, more than fifty percent (50%) of the then outstanding Voting Shares held by Independent Shareholders have been deposited to the Competing Bid and not withdrawn.

        (n(A)) "CONTROLLED": a corporation is "controlled" by another Person or two or more Persons if:

               (i)   securities entitled to vote in the election of directors
                    carrying more than fifty percent (50%) of the votes for the election of directors are held, directly or indirectly, by or for the benefit of the other Person or Persons; and

               (ii)  the votes carried by such securities are entitled, if exercised, to elect a majority of the board of directors of such corporation;

               and "CONTROLS", "CONTROLLING" and "UNDER COMMON CONTROL WITH" shall be interpreted accordingly.

        (n(B)) "CONVERTIBLE SECURITY" means at any time:

               (i)   any right (regardless of whether such right constitutes a
                    security) to acquire Voting Shares from the Corporation; and

               (ii)  any securities issued by the Corporation from time to time
                    (other than the Rights) carrying any exercise, conversion or exchange right;

                    which is then exercisable or exercisable within a period of 60 days from that time pursuant to which the holder thereof may acquire Voting Shares or other securities which are convertible into or exercisable or exchangeable for Voting Shares (in each case, whether such right is then exercisable or exercisable within a period of 60 days from that time and whether or not on condition or the happening of any contingency).

        (n(C)) "CONVERTIBLE SECURITY ACQUISITION" means the acquisition of Voting Shares upon the exercise of Convertible Securities received by a Person pursuant to a Permitted Bid Acquisition, Exempt Acquisition or a Corporate Distribution.

     (o) "CORPORATE ACQUISITION" means an acquisition by the Corporation or a Subsidiary of the Corporation or the redemption by the Corporation of Voting Shares of the Corporation which by reducing the number of Voting Shares of the Corporation outstanding increases the proportionate number of Voting Shares Beneficially Owned by any Person.

     (p)  "CORPORATE DISTRIBUTION" means an acquisition as a result of:

        (i) a stock dividend or a stock split or other event pursuant to which a Person receives or acquires Voting Shares or Convertible Securities on the same pro rata basis as all other holders of Voting Shares of the same class; or

        (ii) any other event pursuant to which all holders of Voting Shares of the Corporation are entitled to receive Voting Shares or Convertible Securities on a pro rata basis, including, without limiting the generality of the foregoing, pursuant to the receipt or exercise of rights issued by the Corporation and distributed to all the holders of a series or class of Voting Shares to subscribe for or purchase Voting Shares or Convertible Securities of the Corporation, provided that such rights are acquired directly from the Corporation and not from any other Person.

     (q) "DEBENTURES" means the U.S. $30,000,000 7 1/4% Convertible Subordinated Debentures of Philip Industrial Services Group Inc. (formerly Allwaste, Inc.), a wholly owned subsidiary of the Corporation due, June 1, 2014.

     (r) "DISQUALIFICATION DATE" has the meaning ascribed thereto in Clause 1.1(c)(iii).

     (s)  "EFFECTIVE DATE" has the meaning ascribed thereto in Section 5.13.

     (t) "ELECTION TO EXERCISE" has the meaning ascribed thereto in Subsection 2.2(d).

     (u)  "EXEMPT ACQUISITION" means an acquisition:

        (i) in respect of which the Board of Directors has waived the application of Section 3.1 hereof pursuant to the provisions of Subsections 5.1(b), 5.1(c) or 5.1(d) hereof;

        (ii)  which was made on or prior to the Record Time;

        (iii) which was made pursuant to a dividend reinvestment plan of the Corporation;

        (iv) pursuant to a distribution by the Corporation of Voting Shares or Convertible Securities made pursuant to a prospectus; or

        (v) pursuant to a distribution by the Corporation of Voting Shares or Convertible Securities by way of a private placement by the Corporation provided that (x) all necessary stock exchange approvals for such private placement have been obtained and such private placement complies with the terms and conditions of such approvals and (y) the purchaser does not become the Beneficial Owner of more than 25% of the Voting Shares outstanding immediately prior to the private placement (and in making this determination the securities to be issued to such purchaser on the private placement shall be deemed to be held by such purchaser but shall not be included in the aggregate number of outstanding voting shares immediately prior to the private placement).

     (v) "EXERCISE PRICE" means, as of any date, the price at which a holder may purchase the securities issuable upon exercise of one whole Right. Until adjustment thereof in accordance with the terms hereof, the Exercise Price shall be $75.00.

     (w)  "EXPIRATION TIME" means the earlier of: (i) the Termination Time, and
        (ii) the close of business on June 30, 2001.

     (x) "FLIP-IN EVENT" means a transaction in or pursuant to which any Person becomes an Acquiring Person.

     (y) "GRANDFATHERED PERSON" has the meaning ascribed thereto in Clause 1.1(c)(v).

     (z) "INDEPENDENT SHAREHOLDERS" means holders of Voting Shares of the Corporation, but shall not include any Acquiring Person or any Offeror (including an Offeror who has announced an intention to make, or who makes and has outstanding, a Permitted Bid or Competing Bid, other than a Person referred to in clause 1.1(g)(3), but subject to the provisos contained therein), or any Affiliate or Associate of such Acquiring Person or such Offeror, or any Person acting jointly or in concert with such Acquiring Person or such Offeror or with any Affiliate or Associate of any such Acquiring Person or Offeror, or any employee benefit plan, stock purchase plan, deferred profit sharing plan or any similar plan or trust for the benefit of employees of the Corporation or a Subsidiary of the Corporation, unless the beneficiaries of any such plan or trust direct the manner in which the Voting Shares are to be voted or direct whether the Voting Shares are to be tendered to a Take-over Bid.

     (aa) "MARKET PRICE" per share of any securities on any date of determination means the average of the daily closing prices per share of such securities (determined as described below) on each of the twenty (20) consecutive Trading Days through and including the Trading Day immediately preceding such date; provided, however, that if an event of a type analogous to any of the events described in Section
          2.3 hereof shall have caused the closing prices used to determine the Market

          Price on any Trading Days not to be fully comparable with the closing price on such date of determination or, if the date of determination is not a Trading Day, on the immediately preceding Trading Day, each such closing price so used shall be appropriately adjusted in a manner analogous to the applicable adjustment provided for in Section 2.3 hereof in order to make it fully comparable with the closing price on such date of determination or, if the date of determination is not a Trading Day, on the immediately preceding Trading Day. The closing price per share of any securities on any date shall be (i) the closing board lot sale price or, if such price is not available, the average of the closing bid and asked prices, for each share as reported by The Toronto Stock Exchange, or (ii) if for any reason none of such prices is available on such day or the securities are not listed or admitted to trading on The Toronto Stock Exchange, the closing board lot sale price, or if such price is not available, the average of the closing bid and asked prices, for each share as reported by The Montreal Exchange, or (iii) if for any reason none of such prices is available on such day or the securities are not listed or admitted to trading on The Toronto Stock Exchange or The Montreal Exchange, the closing board lot sale price or, if such price is not available, the average of the closing bid and asked prices, for each share as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the securities exchange in Canada or the United States on which the securities are primarily traded, or (iv) if for any reason none of such prices is available on such day or the securities are not listed or admitted to trading on The Toronto Stock Exchange or The Montreal Exchange, the closing board lot sale price, or if such price is not available, the average of the closing bid and asked prices for each share as reported by the principal stock exchange in the United States, or (v) if not so listed, the last quoted price, or if not so quoted, the average of the high bid and low asked prices for each share of such securities in the over-the-counter market, as reported by Nasdaq or, if the securities are not quoted on Nasdaq, as reported by such other system then in use, or (vi) if on any such date the securities are not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the securities selected in good faith by the Board of Directors; provided, however, that if on any such date the securities are not traded in the over-the-counter market, the closing price per share of such securities on such date shall mean the fair value per share of such securities on such date as determined in good faith by a nationally or internationally recognized investment dealer or investment banker. The Market Price shall be expressed in Canadian dollars and if initially determined in respect of any day forming part of the twenty (20) consecutive trading day period in United States dollars, such amount shall be translated into Canadian dollars at the Canadian Dollar Equivalent thereof. Notwithstanding the foregoing, where the Board of Directors is satisfied that the Market Price of securities as determined herein was affected by an anticipated or actual Take-over Bid or by improper manipulation, the Board of Directors may, acting in good faith, determine the Market Price of securities, such determination to be based on a finding as to the price of which a holder of securities of that class could reasonably have expected to dispose of his securities immediately prior to the relevant date excluding any change in price reasonably attributable to the anticipated or actual Take-over Bid or to the improper manipulation.

     (bb)   "NASDAQ" means The Nasdaq Stock Market.

     (cc)   "OFFER TO ACQUIRE" shall include:

        (i) an offer to purchase, a public announcement of an intention to make an offer to purchase, or a solicitation of an offer to sell, Voting Shares of the Corporation; and

        (ii) an acceptance of an offer to sell Voting Shares of the Corporation, whether or not such offer to sell has been solicited.

     or any combination thereof, and the Person accepting an offer to sell shall be deemed to be making an Offer to Acquire to the Person that made the offer to sell;

     (dd) "OFFEROR" means a Person who has announced an intention to make, or who makes and has outstanding, a Take-over Bid.

     (ee) "OFFEROR'S SECURITIES" means Voting Shares of the Corporation Beneficially Owned by an Offeror, any Affiliate or Associate of such Offeror, any Person acting jointly or in concert with the Offeror or with any Affiliate of the Offeror and any Affiliates or Associates of such Person so acting jointly or in concert.

     (ff) "PERMITTED BID" means a Take-over Bid made by an Offeror that is made by means of a Take-over Bid circular and which also complies with the following additional provisions:

        (i) the Take-over Bid shall be made to all holders of record of Voting Shares wherever resident as registered on the books of the Corporation;

        (ii) the Take-over Bid shall contain, and the take up and payment for securities tendered or deposited thereunder shall be subject to, an irrevocable and unqualified condition that no Voting Shares shall be taken up or paid for pursuant to the Take-over Bid prior to the close of business on the date which is not less than sixty (60) days following the date of the Take-over Bid and that no Voting Shares shall be taken up or paid for pursuant to the Take-over Bid unless, at such date, more than fifty percent (50%) of the then outstanding Voting Shares held by Independent Shareholders have been deposited to the Take-over Bid and not withdrawn;

        (iii) the Take-over Bid shall contain an irrevocable and unqualified provision that, unless the Take-over Bid is withdrawn in accordance with applicable law, Voting Shares of the Corporation may be deposited pursuant to such Take-over Bid at any time during the period of time described in Clause (ii) of this Subsection 1.1(ff) and that any Voting Shares deposited pursuant to the Take-over Bid may be withdrawn at any time until taken up and paid for; and

        (iv) the Take-over Bid shall contain an irrevocable and unqualified provision that should the condition referred to in Clause (ii) of this Subsection 1.1(ff) be met: (A) the Offeror will make a public announcement of that fact on the date the Take-over Bid would otherwise expire; and (B) the Take-over Bid will be extended for a period of not less than ten (10) Business Days from the date it would otherwise expire.

     (gg) "PERMITTED BID ACQUISITIONS" means share acquisitions made pursuant to a Permitted Bid or a Competing Bid.

     (hh) "PERMITTED LOCK-UP AGREEMENT" means an agreement between a Person and one or more holders of Voting Shares or Convertible Securities (the terms of which are publicly disclosed and reduced to writing and a copy of which is made available to the public (including the Corporation) not later than the date the Lock-up Bid (as defined below) is publicly announced) pursuant to which such holders agree to deposit or tender Voting Shares or Convertible Securities to a Take-over Bid (the "Lock-up Bid") made by the Person or any of such Person's Affiliates or Associates or any other Person referred to in clause (iii) of the definition of Beneficial Owner and which provides:

        (a) that any agreement to deposit or tender or to not withdraw Voting Shares or Convertible Securities from the Lock-up Bid is terminable at the option of any holder if:

             (i) another Take-over Bid is made for Voting Shares or Convertible Securities prior to Voting Shares or Convertible Securities being taken up and paid for under the Lock-up Bid at a price or value per Voting Share or Convertible Security that is at least 5% in excess of the price or value per Voting Share or Convertible Security offered under the Lock-up Bid; or

             (ii) another Take-over Bid is made prior to the Voting Shares or Convertible Securities being taken up and paid for under the Lock-up Bid for a number of Voting Shares or Convertible Securities at least 5% greater than the number of Voting Shares or Convertible Securities that the Offeror has offered to purchase under the Lock-up Bid at a price or value per Voting Share or Convertible Security that is not less than the price or value per Voting Share or Convertible Security offered under the Lock-up Bid; and

        (b) no "break-up" fees, "top-up" fees, penalties, expenses or other amounts that exceed in the aggregate the cash equivalent of 2.5% of the price or value payable under the Lock-up Bid to the holders of Voting Shares or Convertible Securities who are party to the agreement shall be payable pursuant to the agreement in the event that the Lock-up Bid is not successfully concluded or if any holder fails to tender Voting Shares or Convertible Securities pursuant thereto.

     (ii) "PERSON" means any individual, firm, partnership, association, trust, trustee, executor, administrator, legal or personal representative, government, governmental body, entity or authority, group, body corporate, corporation, unincorporated organization or association, syndicate, joint venture or any other entity, whether or not having legal personality, and any of the foregoing in any derivative, representative or fiduciary capacity, and pronouns have a similar extended meaning.

     (jj)    "RECORD TIME" means 5:00 p.m. (Toronto time) on April 11, 1995.

     (kk) "REDEMPTION PRICE" has the meaning ascribed thereto in Subsection 5.1(a).

     (ll) "REGULAR PERIODIC CASH DIVIDENDS" means cash dividends paid at regular intervals in any fiscal year of the Corporation to the extent that such cash dividends do not exceed, in the aggregate, the greatest of

        (i) two hundred percent (200%) of the aggregate amount of cash dividends declared payable by the Corporation on its Common Shares in its immediately preceding fiscal year; and

        (ii) one hundred percent (100%) of the aggregate consolidated net income of the Corporation, before extraordinary items, for its immediately preceding fiscal year.

     (mm)  "RIGHT" means a right issued pursuant to this Agreement.

     (nn) "RIGHTS CERTIFICATE" has the meaning ascribed thereto in Subsection 2.2(c).

     (oo)   "RIGHTS REGISTER" has the meaning ascribed thereto in Subsection
          2.6(a).

     (pp) "SECURITIES ACT (ONTARIO)" means the Securities Act, R.S.O. 1990, c. S.5, as amended, and the regulations, rules, policies, and notices thereunder, and any comparable or successor laws, regulations, rules, policies or notices thereto.

     (qq) "SEPARATION TIME" means the close of business on the tenth (10th) Trading Day after the earlier of (A) the Stock Acquisition Date and
          (B) the date of the commencement of, or first public announcement of, the intent of any person (other than the Corporation or any Subsidiary of the Corporation) to commence, a Take-over Bid (other than a Permitted Bid or Competing Bid) or such later date as may be determined by the Board of Directors provided that, if any Take-over Bid referred to in Clause (B) of this Subsection 1.1(qq) expires, is cancelled, terminated or otherwise withdrawn prior to the Separation Time, such Take-over Bid shall be deemed, for the purposes of this Subsection 1.1(qq), never to have been made and provided further that if the Board of Directors determines pursuant to Subsections 5.1(b), 5.1(c) or 5.1(d) hereof to waive the application of Section 3.1 hereof to a Flip-in Event, the Separation Time in respect of such Flip-in Event shall be deemed never to have occurred.

     (rr) "STOCK ACQUISITION DATE" means the first date of public announcement (which, for purposes of this definition, shall include, without limitation, a report filed pursuant to section 101 of the Securities Act (Ontario) or Section 13(d) under the 1934 Exchange Act) by the Corporation or an Offeror or Acquiring Person of facts indicating that a Person has become an Acquiring Person.

     (ss) "SUBSIDIARY": a corporation shall be deemed to be a Subsidiary of another corporation if:

        (i)   it is controlled by:

             (A) that other; or

             (B)  that other and one or more corporations each of which is controlled by that other; or

     (C) two or more corporations each of which is controlled by that other; or

        (ii)  it is a Subsidiary of a corporation that is that other's
             Subsidiary.

     (tt) "TAKE-OVER BID" means an Offer to Acquire Voting Shares of the Corporation or securities convertible into or exchangeable for or carrying a right to purchase Voting Shares of the Corporation where the Voting Shares of the Corporation subject to the Offer to Acquire, together with the Voting Shares of the Corporation into which the securities subject to the Offer to Acquire are convertible, exchangeable or exercisable, and the Offeror's Securities, constitute in the aggregate twenty percent (20%) or more of the outstanding Voting Shares of the Corporation at the date of the Offer to Acquire.

     (uu) "TERMINATION TIME" means the time at which the right to exercise Rights shall terminate pursuant to Subsections 5.1(a), 5.1(e) or
          Section 5.13 hereof.

     (vv)   "TRADING DAY", when used with respect to any securities, means a day on which the principal Canadian stock exchange or American stock exchange or market on which such securities are listed or admitted to trading is open for the transaction of business or, if the securities are not listed or admitted to trading on any Canadian stock exchange or American stock exchange or market, a Business Day.

     (ww)  "U.S. -- CANADIAN EXCHANGE RATE" means on any date:

        (i) if on such date the Bank of Canada sets an average noon spot rate of exchange for the conversion of one United States dollar into Canadian dollars, such rate; and

        (ii) in any other case, the rate for such date for the conversion of one United States dollar into Canadian dollars which is calculated in the manner which shall be determined by the Board of Directors from time to time acting in good faith.

     (xx) "VOTING SHARES" means, with respect to any Person, the Common Shares of such Person and any other shares of capital stock or voting interests of such Person entitled to vote generally in the election of all directors.

1.2 CURRENCY

     All sums of money which are referred to in this Agreement are expressed in lawful money of Canada, unless otherwise specified.

1.3 HEADINGS

     The division of this Agreement into Articles, Sections, Subsections, Clauses and Subclauses and the insertion of headings, subheadings and a table of contents are for convenience of reference only and shall not affect the construction or interpretation of this Agreement.

1.4 NUMBER AND GENDER

     Wherever the context so requires, terms used herein importing the singular number only shall include the plural and vice-versa and words importing only one gender shall include all others.

1.5 ACTING JOINTLY OR IN CONCERT

     For the purposes of this Agreement, a Person shall be deemed to be acting jointly or in concert with every Person who is a party to an agreement, commitment or understanding, whether formal or informal, with the first Person or any Associate or Affiliate of such Person for the purpose of acquiring or making an Offer to Acquire Voting Shares of the Corporation (other than customary agreements with and between underwriters or banking group members or selling group members with respect to distribution of securities or to a pledge of securities in the ordinary course of business).

1.6 STATUTORY REFERENCES

     Unless the context otherwise requires or except as expressly provided herein, any reference herein to a specific part, section, subsection, clause or Rule of any statute or regulation shall be deemed to refer to the same as it may be amended, reenacted or replaced or, if repealed and there shall be no replacement therefor, to the same as it is in effect on the date of this Agreement.

                            ARTICLE 2 -- THE RIGHTS

2.1 LEGEND ON COMMON SHARE CERTIFICATES

     (a) Certificates issued for Common Shares, including Certificates issued for Common Shares issued upon the conversion of Debentures, after the Record Time but prior to the close of business on the earlier of the Separation Time and the Expiration Time shall evidence one Right for each Common Share represented thereby and, commencing as soon as reasonably practicable after the effective date of this Agreement, shall have impressed on, printed on, written on or otherwise affixed to them, a legend in substantially the following form:

     "Until the Separation Time (as defined in the Rights Plan referred to below), this certificate also evidences and entitles the holder hereof to certain Rights as set forth in a Shareholder Rights Plan Agreement, dated as of April 11, 1995, as amended and restated from time to time (the "Rights Plan"), between Philip Services Corp. (the "Corporation") and Montreal Trust Company of Canada, as rights agent (the "Rights Agent"), the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal executive office of the Corporation. Under certain circumstances, as set forth in the Rights Plan, such Rights may be amended or redeemed, may expire, may become null and void (if, in certain cases, they are issued to or "Beneficially Owned" by any Person who is, was or becomes an "Acquiring Person", as such terms are defined in the Rights Plan, whether currently held by or on behalf of such Person or any subsequent holder) or may be evidenced by separate certificates and may no longer be evidenced by this certificate.

     The Corporation will mail or arrange for the mailing of a copy of the Rights Plan to the holder of this certificate without charge upon receipt of a written request therefor."

provided that the Corporation may continue to issue, without alteration, any existing supplies on hand of certificates for Common Shares which bear the legend provided for in the Original Agreement.

     (b) Until the Separation Time, certificates representing Common Shares that are issued and outstanding at the Record Time shall evidence one Right for each Common Share evidenced thereby notwithstanding the absence of the foregoing legend. Following the Separation Time, Rights will be evidenced by Rights certificates issued pursuant to Section 2.2.

2.2 INITIAL EXERCISE PRICE; EXERCISE OF RIGHTS; DETACHMENT OF RIGHTS

     (a) RIGHT TO ENTITLE HOLDER TO PURCHASE ONE COMMON SHARE PRIOR TO ADJUSTMENT. Subject to adjustment as herein set forth, and subject to Subsection 3.1(a) each Right will entitle the holder thereof, from and after the Separation Time and prior to the Expiration Time, to purchase, for the Exercise Price as at the Business Day immediately preceding the date of exercise of the Right, one Common Share (which price and number of

Common Shares are subject to adjustment as set forth below and are subject to Subsection 3.1(a)). Notwithstanding any other provision of this Agreement, any Rights held by the Corporation and any of its Subsidiaries shall be void.

     (b) RIGHTS NOT EXERCISABLE UNTIL SEPARATION TIME. Until the Separation Time, (A) the Rights shall not be exercisable and no Right may be exercised, and
(B) for administrative purposes each Right will be evidenced by the certificates for the associated Common Shares registered in the names of the holders thereof (which certificates shall also be deemed to be Rights Certificates) and will be transferable only together with, and will be transferred by a transfer of, such associated Common Shares.

     (c) DELIVERY OF RIGHTS CERTIFICATE AND DISCLOSURE STATEMENT. From and after the Separation Time and prior to the Expiration Time, (i) the Rights shall be exercisable, and (ii) the registration and transfer of the Rights shall be separate from, and independent of, Common Shares. Promptly following the Separation Time, the Corporation will prepare and the Rights Agent will mail to each holder of record of Rights as of the Separation Time, or, in the case of Debentures converted into Common Shares after the Separation Time and prior to the close of business on the fifteenth (15th) day following notice of the Stock Acquisition Date having been sent by the Corporation to the holders of Debentures, promptly after such conversions, to the holders so converting (other than an Acquiring Person and, in respect of any Rights Beneficially Owned by such Acquiring Person which are not held of record by such Acquiring Person, the holder of record of such Rights (a "Nominee")), at such holder's address as shown by the records of the Corporation (the Corporation hereby agreeing to furnish copies of such records to the Rights Agent for this purpose), (A) a certificate (a "Rights Certificate") in substantially the form of Exhibit A hereto appropriately completed, representing the number of Rights held by such holder at the Separation Time, or, in the case of the conversion of Debentures after the Separation Time, the number of Rights attached to the Common Shares into which the Debentures are converted, and having such marks of identification or designation and such legends, summaries or endorsements printed thereon as the Corporation may deem appropriate and as are not inconsistent with the provisions of this Agreement, or as may be required to comply with any law, rule, regulation or judicial or administrative order or with any rule or regulation made pursuant thereto or with any rule or regulation of any self-regulatory organization, stock exchange or quotation system on which the Rights may from time to time be listed or traded, or to conform to usage, and
(B) a disclosure statement describing the Rights, provided that a Nominee shall be sent the materials provided for in (A) and (B) in respect of all Common Shares held of record by it which are not Beneficially Owned by an Acquiring Person. In order for the Corporation to determine whether any Person is holding Common Shares which are Beneficially Owned by another Person, the Corporation may require such first mentioned Person to furnish it with such information and documentation as the Corporation considers advisable.

     (d) EXERCISE OF RIGHTS. Rights may be exercised in whole or in part on any Business Day after the Separation Time and prior to the Expiration Time by submitting to the Rights Agent the Rights Certificate evidencing such Rights together with an election to exercise such Rights (an "Election to Exercise") substantially in the form attached to the Rights Certificate duly completed, accompanied by payment in cash, by certified cheque, banker's draft or money order payable to the order of the Corporation, of a sum equal to the Exercise Price multiplied by the number of Rights being exercised and a sum sufficient to cover any transfer tax or charge which may be payable in respect of any transfer involved in the transfer or delivery of Rights Certificates or the issuance or delivery of certificates for Common Shares in a name other than that of the holder of the Rights being exercised, all of the above to be received before the Expiration Time by the Rights Agent at its principal office in any of the cities listed on the Rights Certificate.

     (e) DUTIES OF RIGHTS AGENT UPON RECEIPT OF ELECTION TO EXERCISE. Upon receipt of a Rights Certificate, which is accompanied by (A) a completed and duly executed Election to Exercise, and (B) payment as set forth in Subsection 2.2(d) above, the Rights Agent (unless otherwise instructed by the Corporation) will thereupon promptly:

     (i) requisition from the transfer agent for the Common Shares certificates representing the number of Common Shares to be purchased (the Corporation hereby irrevocably authorizing its transfer agent to comply with all such requisitions);

     (ii) when appropriate, requisition from the Corporation the amount of cash to be paid in lieu of issuing fractional Common Shares;

     (iii) after receipt of such certificates, deliver the same to or upon the order of the registered holder of such Rights Certificate, registered in such name or names as may be designated by such registered holder;

     (iv) when appropriate, after receipt, deliver such cash (less any amounts required to be withheld) to or to the order of the registered holder of the Rights Certificate; and

     (v) tender to the Corporation all payments received on exercise of the Rights.

     (f) PARTIAL EXERCISE OF RIGHTS. In case the holder of any Rights shall exercise less than all of the Rights evidenced by such holder's Rights Certificate, a new Rights Certificate evidencing the Rights remaining unexercised will be issued by the Rights Agent to such holder or to such holder's duly authorized assigns.

     (g) DUTIES OF THE CORPORATION. The Corporation covenants and agrees that it will:

     (i) take all such action as may be necessary and within its power to ensure that all Common Shares or other securities delivered upon exercise of Rights shall, at the time of delivery of the certificates for such shares (subject to payment of the Exercise Price), be duly and validly authorized, executed, issued and delivered and fully paid and non-assessable;

     (ii) take all such action as may be necessary and within its power to ensure compliance with the provisions of Section 3.1 hereof including, without limitation, all such action to comply with any applicable requirements of the Business Corporations Act (Ontario), the Securities Act (Ontario), the 1933 Securities Act, the 1934 Exchange Act and any applicable comparable securities legislation of each of the provinces of Canada and any other applicable law, rule or regulation, in connection with the issuance and delivery of the Rights Certificates and the issuance of any Common Shares or other securities upon exercise of Rights;

     (iii) use reasonable efforts to cause, from and after such time as the Rights become exercisable, all Common Shares issued upon exercise of Rights to be listed upon issuance on the principal stock exchange on which the Common Shares were traded prior to the Stock Acquisition Date;

     (iv) cause to be reserved and kept available out of its authorized and unissued Common Shares, the number of Common Shares that, as provided in this Agreement, will from time to time be sufficient to permit the exercise in full of all outstanding Rights;

     (v) pay when due and payable any and all Canadian and, if applicable, United States, federal, provincial and state transfer taxes and charges (not including any income or capital taxes of the holder or exercising holder or any liability of the Corporation to withhold tax) which may be payable in respect of the original issuance or delivery of the Rights Certificates, provided that the Corporation shall not be required to pay any transfer tax or charge which may be payable in respect of any transfer involved in the transfer or delivery of Rights Certificates or the issuance or delivery of certificates for shares or other securities in a name other than that of the registered holder of the Rights being transferred or exercised; and

     (vi) after the Separation Time, except as permitted by Sections 5.1 or 5.4 hereof, not take (or permit any Subsidiary to take) any action if at the time such action is taken it is reasonably foreseeable that such action will diminish substantially or otherwise eliminate the benefits intended to be afforded by the Rights.

2.3 ADJUSTMENTS TO EXERCISE PRICE; NUMBER OF RIGHTS

     The Exercise Price, the number and kind of Common Shares or other securities subject to purchase upon exercise of each Right and the number of Rights outstanding are subject to adjustment from time to time as provided in this Section 2.3.

     (a) ADJUSTMENT TO EXERCISE PRICE UPON CHANGES TO SHARE CAPITAL. In the event the Corporation shall at any time after the Record Time:

     (A) declare or pay a dividend on the Common Shares payable in Common Shares (or other securities exchangeable for or convertible into or giving a right to acquire Common Shares or other securities) other than the issue of Common Shares or such exchangeable or convertible securities to holders of Common Shares in lieu of but not in an amount which exceeds the value of regular periodic cash dividends;

     (B) subdivide or change the outstanding Common Shares into a greater number of Common Shares;

     (C) combine or change the outstanding Common Shares into a smaller number of Common Shares or;

     (D) issue any Common Shares (or other securities exchangeable for or convertible into or giving a right to acquire Common Shares or other securities) in respect of, in lieu of or in exchange for existing Common Shares, except as otherwise provided in this Section 2.3;

the Exercise Price in effect at the time of the record date for such dividend or of the effective date of such subdivision, combination or reclassification, and the number and kind of Common Shares, or other securities, as the case may be, issuable on such date, shall be proportionately adjusted so that the holder of any Right exercised after such time shall be entitled to receive, upon payment of the Exercise Price then in effect, the aggregate number and kind of Common Shares or other securities, as the case may be, which, if such Right had been exercised immediately prior to such date and at a time when the Common Share transfer books of the Corporation were open, such holder would have owned upon such exercise and been entitled to receive by virtue of such dividend, subdivision, combination or reclassification. If an event occurs which would require an adjustment under both this Section 2.3 and Section 3.1 hereof, the adjustment provided for in this Section 2.3 shall be in addition to, and shall be made prior to, any adjustment required pursuant to Section 3.1 hereof.

     (b) ADJUSTMENT TO EXERCISE PRICE UPON ISSUE OF RIGHTS, OPTIONS AND WARRANTS. In case the Corporation shall at any time after the Record Time fix a record date for the issuance of rights, options or warrants to all holders of Common Shares entitling them (for a period expiring within forty-five (45) calendar days after such record date) to subscribe for or purchase Common Shares (or shares having the same rights, privileges and preferences as Common Shares ("equivalent common shares")) or securities convertible into or exchangeable for or carrying a right to purchase Common Shares or equivalent common shares at a price per Common Share or per equivalent common share (or having a conversion price or exchange price or exercise price per share, if a security convertible into or exchangeable for or carrying a right to purchase Common Shares or equivalent common shares) less than ninety percent (90%) of the Market Price per Common Share on such record date, the Exercise Price to be in effect after such record date shall be determined by multiplying the Exercise Price in effect immediately prior to such record date by a fraction, the numerator of which shall be the number of Common Shares outstanding on such record date, plus the number of Common Shares that the aggregate offering price of the total number of Common Shares and/or equivalent common shares so to be offered (and/or the aggregate initial conversion, exchange or exercise price of the convertible or exchangeable securities or rights so to be offered, including the price required to be paid to purchase such convertible or exchangeable securities or rights so to be offered) would purchase at such Market Price per Common Share, and the denominator of which shall be the number of Common Shares outstanding on such record date, plus the number of additional Common Shares and/or equivalent common shares to be offered for subscription or purchase (or into which the convertible or exchangeable securities are initially convertible, exchangeable or exercisable). In case such subscription price may be paid by delivery of consideration, part or all of which may be in a form other than cash, the value of such consideration shall be as determined in good faith by the Board of Directors, whose determination shall be described in a certificate filed with the Rights Agent and shall be binding on the Rights Agent and the holders of the Rights. Such adjustment shall be made successively whenever such a record date is fixed, and in the event that such rights or warrants are not so issued, the Exercise Price shall be adjusted to be the Exercise Price which would then be in effect if such record date had not been fixed.

     For purposes of this Agreement, the granting of the right to purchase Common Shares (or equivalent common shares) (whether from treasury shares or otherwise) pursuant to any dividend or interest reinvestment plan and/or any Common Share purchase plan providing for the reinvestment of dividends or interest payable on securities of the Corporation and/or the investment of periodic optional payments and/or employee benefit, stock option or similar plans (so long as such right to purchase is in no case evidenced by the delivery of rights or warrants) shall not be deemed to constitute an issue of rights, options or warrants by the Corporation; provided, however, that, in the case of any dividend or interest reinvestment plan, the right to purchase Common Shares (or equivalent common shares) is at a price per share of not less than ninety percent (90%) of the current market price per share (determined as provided in such plans) of the Common Shares.

     (c) ADJUSTMENT TO EXERCISE PRICE UPON CORPORATE DISTRIBUTIONS. In case the Corporation shall at anytime after the Record Time fix a record date for a distribution to all holders of Common Shares (including any such distribution made in connection with a merger, amalgamation, arrangement, plan, compromise or reorganization in which the Corporation is the continuing or successor corporation) of evidences of indebtedness, cash (other than a regular periodic cash dividend or a regular periodic cash dividend paid in Common Shares, but including any dividend payable in securities other than Common Shares), assets or subscription rights, options or warrants (excluding those referred to in Subsection 2.3(b) above), the Exercise Price to be in effect after such record date shall be determined by multiplying the Exercise Price in effect immediately prior to such record date by a fraction, the numerator of which shall be the Market Price per Common Share on such record date, less the fair market value (as determined in good faith by the Board of Directors, whose determination shall be described in a statement filed with the Rights Agent) of the portion of the cash, assets or evidences of indebtedness so to be distributed or of such subscription rights, options or warrants applicable to a Common Share and the denominator of which shall be such Market Price per Common Share. Such adjustments shall be made successively whenever such a record date is fixed, and in the event that such distribution is not so made, the Exercise Price shall be adjusted to be the Exercise Price which would have been in effect if such record date had not been fixed.

     (d) DE MINIMIS THRESHOLD FOR ADJUSTMENT TO EXERCISE PRICE. Notwithstanding anything herein to the contrary, no adjustment in the Exercise Price shall be required unless such adjustment would require an increase or decrease of at least one percent (1%) in the Exercise Price; provided, however, that any adjustments which by reason of this Subsection 2.3(d) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Section 2.3 shall be made to the nearest cent or to the nearest one-hundredth of a Common Share or other share, as the case may be. Notwithstanding the first sentence of this Subsection 2.3(d), any adjustment required by this Section 2.3 shall be made no later than the earlier of (A) three (3) years from the date of the transaction which mandates such adjustment or (B) the Expiration Time.

     (e) CORPORATION MAY PROVIDE FOR ALTERNATE MEANS OF ADJUSTMENT. Subject to the prior consent of the holders of Voting Shares or Rights obtained as set forth in Subsections 5.4(b) or 5.4(c) hereof, as applicable, in the event the Corporation shall at any time after the Record Time issue any shares of capital stock (other than Common Shares), or rights or warrants to subscribe for or purchase any such capital stock, or securities convertible into or exchangeable for any such capital stock, in a transaction referred to in Clauses 2.3(a)(A) or 2.3(a)(D) or Subsections 2.3(b) or 2.3(c) above, if the Board of Directors acting in good faith determines that the adjustments contemplated by Subsections 2.3(a), (b) and (c) above in connection with such transaction will not appropriately protect the interests of the holders of Rights, the Corporation shall be entitled to determine what other adjustments to the Exercise Price, number of Rights and/or securities purchasable upon exercise of Rights would be appropriate and, notwithstanding Subsections 2.3(a), (b) and (c) above, such adjustments, rather than the adjustments contemplated by Subsections 2.3(a), (b) and (c) above, shall be made. The Corporation and the Rights Agent shall amend this Agreement as appropriate to provide for such adjustments.

     (f) ADJUSTMENT TO RIGHTS EXERCISABLE INTO SHARES OTHER THAN COMMON SHARES. If as a result of an adjustment made pursuant to Section 3.1 hereof, the holder of any Right thereafter exercised shall become entitled to receive any shares other than Common Shares, thereafter the number of such other shares so receivable upon exercise of any Right and the Exercise Price thereof shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Common Shares contained in Subsections 2.3(a), (b), (c), (d), (e), (g), (h), (i), (j), (k) and
(l) above and below, as the case may be, and the provisions of this Agreement with respect to the Common Shares shall apply on like terms to any such other shares.

     (g) RIGHTS TO EVIDENCE RIGHT TO PURCHASE COMMON SHARES AT ADJUSTED EXERCISE PRICE. Each Right originally issued by the Corporation subsequent to any adjustment made to the Exercise Price hereunder shall evidence the right to purchase, at the adjusted Exercise Price, the number of Common Shares purchasable from time to time hereunder upon exercise of such Right, all subject to further adjustment as provided herein.

     (h) ADJUSTMENT TO NUMBER OF COMMON SHARES PURCHASABLE UPON ADJUSTMENT TO EXERCISE PRICE. Unless the Corporation shall have exercised its election as provided in Subsection 2.3(i) below, upon each adjustment of the Exercise Price as a result of the calculations made in Subsections 2.3(b) and (c) above, each Right outstanding immediately prior to the making of such adjustment shall thereafter evidence the right to purchase, at the adjusted Exercise Price, that number of Common Shares (calculated to the nearest one ten-thousandth) obtained by (A) multiplying (x) the number of shares purchasable upon exercise of a Right immediately prior to this adjustment by (y) the Exercise Price in effect immediately prior to such adjustment of the Exercise Price, and (B) dividing the product so obtained by the Exercise Price in effect immediately after such adjustment of the Exercise Price.

     (i) ELECTION TO ADJUST NUMBER OF RIGHTS UPON ADJUSTMENT TO EXERCISE PRICE. The Corporation shall be entitled to elect on or after the date of any adjustment of the Exercise Price to adjust the number of Rights, in lieu of any adjustment in the number of Common Shares purchasable upon the exercise of a Right. Each of the Rights outstanding after the adjustment in the number of Rights shall be exercisable for the number of Common Shares for which a Right was exercisable immediately prior to such adjustment. Each Right held of record prior to such adjustment of the number of Rights shall become that number of Rights (calculated to the nearest one ten-thousandth) obtained by dividing the Exercise Price in effect immediately prior to adjustment of the Exercise Price by the Exercise Price in effect immediately after adjustment of the Exercise Price. The Corporation shall make a public announcement of its election to adjust the number of Rights, indicating the record date for the adjustment, and, if known at the time, the amount of the adjustment to be made. This record date may be the date on which the Exercise Price is adjusted or any day thereafter, but, if Rights Certificates have been issued, shall be at least ten (10) days later than the date of the public announcement. If Rights Certificates have been issued, upon each adjustment, of the number of Rights pursuant to this Subsection 2.3(i), the Corporation shall, as promptly as practicable, cause to be distributed to holders of record of Rights Certificates on such record date Rights Certificates evidencing, subject to Section 5.5 hereof, the additional Rights to which such holders shall be entitled as a result of such adjustment, or, at the option of the Corporation, shall cause to be distributed to such holders of record in substitution and replacement for the Rights Certificates held by such holders prior to the date of adjustment, and upon surrender thereof, new Rights Certificates evidencing all the Rights to which such holders shall be entitled after such adjustment. Rights Certificates so to be distributed shall be issued, executed and countersigned in the manner provided for herein and may bear, at the option of the Corporation, the adjusted Exercise Price and shall be registered in the names of the holders of record of Rights Certificates on the record date for the adjustment specified in the public announcement.

     (j) RIGHTS CERTIFICATES MAY CONTAIN EXERCISE PRICE BEFORE ADJUSTMENT. Irrespective of any adjustment or change in the Exercise Price or the number of Common Shares issuable upon the exercise of the Rights, the Rights Certificates theretofore and thereafter issued may continue to express the Exercise Price per share and the number of shares which were expressed in the initial Rights Certificates issued hereunder.

     (k) CORPORATION MAY IN CERTAIN CASES DEFER ISSUES OF SECURITIES. In any case in which this Section 2.3 shall require that an adjustment in the Exercise Price be made effective as of a record date for a specified event, the Corporation may elect to defer until the occurrence of such event the issuance to the holder of any Right exercised after such record date the number of Common Shares and other securities of the Corporation, if any, issuable upon such exercise over and above the number of Common Shares and other securities of the

Corporation, if any, issuable upon such exercise on the basis of the Exercise Price in effect prior to such adjustment; provided, however, that the Corporation shall deliver to such holder an appropriate instrument evidencing such holder's right to receive such additional shares (fractional or otherwise) or securities upon the occurrence of the event requiring such adjustment.

     (l) CORPORATION HAS DISCRETION TO REDUCE EXERCISE PRICE FOR TAX REASONS. Notwithstanding anything in this Section 2.3 to the contrary, the Corporation shall be entitled to make such reductions in the Exercise Price, in addition to those adjustments expressly required by this Section 2.3, as and to the extent that in their good faith judgment, the Board of Directors shall determine to be advisable in order that any (A) consolidation or subdivision of the Common Shares, (B) issuance of any Common Shares at less than the Market Price, (C) issuance of securities convertible into or exchangeable for Common Shares, (D) stock dividends or (E) issuance of rights, options or warrants, referred to in this Section 2.3 hereafter made by the Corporation to holders of its Common Shares, shall not be taxable to such shareholders.

2.4 DATE ON WHICH EXERCISE IS EFFECTIVE

     Each person in whose name any certificate for Common Shares is issued upon the exercise of Rights, shall for all purposes be deemed to have become the holder of record of the Common Shares represented thereby on, and such certificate shall be dated, the date upon which the Rights Certificate evidencing such Rights was duly surrendered (together with a duly completed Election to Exercise) and payment of the Exercise Price for such Rights (and any applicable transfer taxes and other governmental charges payable by the exercising holder hereunder) was made; provided, however, that if the date of such surrender and payment is a date upon which the Common Share transfer books of the Corporation are closed, such person shall be deemed to have become the record holder of such shares on, and such certificate shall be dated, the next succeeding Business Day on which the Common Share transfer books of the Corporation are open.

2.5 EXECUTION, AUTHENTICATION, DELIVERY AND DATING OF RIGHTS CERTIFICATES

     (a) The Rights Certificates shall be executed on behalf of the Corporation by its President or any of its Vice-Presidents, together with its Secretary or Assistant Secretary. The signature of any of these officers on the Rights Certificates may be manual or facsimile. Rights Certificates bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Corporation shall bind the Corporation, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the countersignature and delivery of such Rights Certificates.

     (b) Promptly after the Corporation learns of the Separation Time, the Corporation will notify the Rights Agent of such Separation Time and will deliver Rights Certificates executed by the Corporation to the Rights Agent for countersignature, and the Rights Agent shall manually countersign and send such Rights Certificates to the holders of the Rights pursuant to Subsection 2.2(c) hereof. No Rights Certificate shall be valid for any purpose until countersigned by the Rights Agent as aforesaid.

     (c) Each Rights Certificate shall be dated the date of countersignature thereof.

2.6 REGISTRATION, REGISTRATION OF TRANSFER AND EXCHANGE

     (a) The Corporation will cause to be kept a register (the "Rights Register") in which, subject to such reasonable regulations as it may prescribe, the Corporation will provide for the registration and transfer of Rights. The Rights Agent is hereby appointed "Rights Registrar" for the purpose of maintaining the Rights Register for the Corporation and registering Rights and transfers of Rights as herein provided. In the event that the Rights Agent shall cease to be the Rights Registrar, the Rights Agent will have the right to examine the Rights Register at all reasonable times.

     After the Separation Time and prior to the Expiration Time, upon surrender for registration of transfer or exchange of any Rights Certificate and subject to the provisions of Subsection 2.6(c) below and the other provisions of this Agreement, the Corporation will execute and the Rights Agent will manually countersign and deliver, in the name of the holder or the designated transferee or transferees as required pursuant to the holder's instructions, one or more new Rights Certificates evidencing the same aggregate number of Rights as did the Rights Certificates so surrendered.

     (b) All Rights issued upon any registration of transfer or exchange of Rights Certificates shall be the valid obligations of the Corporation, and such Rights shall be entitled to the same benefits under this Agreement as the Rights surrendered upon such registration of transfer or exchange.

     (c) Every Rights Certificate surrendered for registration of transfer or exchange shall be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Corporation or the Rights Agent, as the case may be, duly executed by the holder thereof or such holder's attorney duly authorized in writing. As a condition to the issuance of any new Rights Certificate under this Section 2.6, the Corporation or the Rights Agent may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and the Corporation may require payment of a sum sufficient to cover any other expenses (including the fees and expenses of the Rights Agent) in connection therewith.

2.7 MUTILATED, DESTROYED, LOST AND STOLEN RIGHT CERTIFICATES

     (a) If any mutilated Rights Certificate is surrendered to the Rights Agent prior to the Expiration Time, the Corporation shall execute and the Rights Agent shall manually countersign and deliver in exchange therefor a new Rights Certificate evidencing the same number of Rights as did the Rights Certificate so surrendered.

     (b) If there shall be delivered to the Corporation and the Rights Agent prior to the Expiration Time (i) evidence to their reasonable satisfaction of the destruction, loss or theft of any Rights Certificate, and (ii) such indemnity or other security as may be required by them to save each of them and any of their agents harmless, then, in the absence of notice to the Corporation or the Rights Agent that such Rights Certificate has been acquired by a bona fide purchaser, the Corporation shall execute and upon its request the Rights Agent shall countersign and deliver, in lieu of any such destroyed, lost or stolen Rights Certificate, a new Rights Certificate evidencing the same number of Rights as did the Rights Certificate so destroyed, lost or stolen.

     (c) As a condition to the issuance of any new Rights Certificate under this
Section 2.7, the Corporation or the Rights Agent may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and the Corporation may require payment of a sum sufficient to cover any other expenses (including the fees and expenses of the Rights Agent) in connection therewith.

     (d) Every new Rights Certificate issued pursuant to this Section 2.7 in lieu of any destroyed, lost or stolen Rights Certificate shall evidence an original additional contractual obligation of the Corporation, whether or not the destroyed lost or stolen Rights Certificate shall be at any time enforceable by anyone, and the holder thereof shall be entitled to all the benefits of this Agreement equally and proportionately with any and all other holders of Rights duly issued by the Corporation.

2.8 PERSONS DEEMED OWNERS

     Prior to due presentment of a Rights Certificate (or, prior to the Separation Time, the associated Common Share certificate) for registration of transfer, the Corporation, the Rights Agent and any agent of the Corporation or the Rights Agent shall be entitled to deem and treat the person in whose name a Rights Certificate (or, prior to the Separation Time, the associated Common Share certificate) is registered as the absolute owner thereof and of the Rights evidenced thereby for all purposes whatsoever. As used in this Agreement, unless the context otherwise requires, the term "holder" of any Rights shall mean the registered holder of such Rights (or, prior to the Separation Time, the associated Common Shares).

2.9 DELIVERY AND CANCELLATION OF RIGHTS CERTIFICATES

     All Rights Certificates surrendered upon exercise or for redemption, registration of transfer or exchange shall, if surrendered to any person other than the Rights Agent, be delivered to the Rights Agent and, in any case, shall be promptly cancelled by the Rights Agent. The Corporation may at any time deliver to the Rights

Agent for cancellation any Rights Certificates previously countersigned and delivered hereunder which the Corporation may have acquired in any manner whatsoever, and all Rights Certificates so delivered shall be promptly cancelled by the Rights Agent. No Rights Certificate shall be countersigned in lieu of or in exchange for any Rights Certificates cancelled as provided in this Section
2.9 except as expressly permitted by this Agreement. The Rights Agent shall destroy all cancelled Rights Certificates and deliver a certificate of destruction to the Corporation.

2.10 AGREEMENT OF RIGHTS HOLDERS

     Every holder of Rights, by accepting the same, consents and agrees with the Corporation and the Rights Agent and with every other holder of Rights:

     (i) to be bound by and subject to the provisions of this Agreement, as amended or supplemented from time to time in accordance with the terms hereof, in respect of all Rights held;

     (ii) that prior to the Separation Time each Right will be transferable only together with, and will be transferred by a transfer of, the Common Share certificate representing such Right;

     (iii) that after the Separation Time, the Rights Certificates will be transferable only on the Rights Register as provided herein;

     (iv) that prior to due presentment of a Rights Certificate (or, prior to the Separation Time, the associated Common Share certificate) for registration of transfer, the Corporation, the Rights Agent and any agent of the Corporation or the Rights Agent shall be entitled to deem and treat the person in whose name the Rights Certificate (or prior to the Separation Time, the associated Common Share certificate) is registered as the absolute owner thereof and of the Rights evidenced thereby (notwithstanding any notations of ownership or writing on such Rights Certificate or the associated Common Share certificate made by anyone other than the Corporation or the Rights Agent) for all purposes whatsoever, and neither the Corporation nor the Rights Agent shall be affected by any notice to the contrary;

     (v) that such holder of Rights has waived his right to receive any fractional Rights or any fractional shares upon exercise of Right; and

     (vi) that without the approval of any holder of Rights and upon the sole authority of the Board of Directors acting in good faith this Agreement may be supplemented or amended from time to time pursuant to and as provided herein.

2.11 RIGHTS CERTIFICATE HOLDER NOT DEEMED A SHAREHOLDER

     No holder, as such, of any Rights or Rights Certificate shall be entitled to vote, receive dividends or be deemed for any purpose whatsoever the holder of any Common Share or any other share or security of the Corporation which may at any time be issuable on the exercise of the Rights represented thereby, nor shall anything contained herein or in any Rights Certificate be construed or deemed to confer upon the holder of any Right or Rights Certificate, as such, any of the rights, titles, benefits or privileges of a holder of Common Shares or any other shares or securities of the Corporation or any right to vote at any meeting of shareholders of the Corporation whether for the election of directors or otherwise or upon any matter submitted to holders of shares of the Corporation at any meeting thereof, or to give or withhold consent to any action of the Corporation, or to receive notice of any meeting or other action affecting any holder of Common Shares or any other shares or securities of the Corporation except as expressly provided herein, or to receive dividends, distributions or subscription rights, or otherwise, until the Right or Rights evidenced by Rights Certificates shall have been duly exercised in accordance with the terms and provisions hereof.

                     ARTICLE 3 -- ADJUSTMENTS TO THE RIGHTS
                      IN THE EVENT OF CERTAIN TRANSACTIONS

3.1 FLIP-IN EVENT

     (a) Subject to Subsection 3.1(b) below, and Subsections 5.1(b), 5.1(c) and 5.1(d) hereof, in the event that prior to the Expiration Time a Flip-in Event shall occur, the Corporation shall take such action as may be necessary to ensure and provide within eight (8) Business Days of such occurrence, or such longer period as may be required to satisfy all applicable requirements of the Securities Act (Ontario), and the securities legislation of each other province of Canada and, if applicable, of the United States of America that, except as provided below, each Right shall thereafter constitute the right to purchase from the Corporation upon exercise thereof in accordance with the terms hereof that number of Common Shares of the Corporation having an aggregate Market Price on the date of the occurrence of such Flip-in Event equal to twice the Exercise Price for an amount in cash equal to the Exercise Price (such Right to be appropriately adjusted in a manner analogous to the applicable adjustment provided for in Section 2.3 hereof in the event that after such date of occurrence an event of a type analogous to any of the events described in
Section 2.3 hereof shall have occurred with respect to such Common Shares).

     (b) Notwithstanding anything in this Agreement to the contrary, upon the occurrence of any Flip-in Event, any Rights that are Beneficially Owned by (i) an Acquiring Person or any Affiliate or Associate of an Acquiring Person or any Person acting jointly or in concert with an Acquiring Person or any Affiliate or Associate of such Acquiring Person, or any Affiliate or Associate of such Person so acting jointly or in concert, or (ii) a transferee or other successor in title of Rights, directly or indirectly, of an Acquiring Person (or of any Affiliate or Associate of an Acquiring Person) or of any Person acting jointly or in concert with an Acquiring Person or any Associate or Affiliate of an Acquiring Person who becomes a transferee or successor in title concurrently with or subsequent to the Acquiring Person becoming such, shall become null and void without any further action, and any holder of such Rights (including transferees or successors in title) shall not have any rights whatsoever to exercise such Rights under any provision of this Agreement and shall not have thereafter any other rights whatsoever with respect to such Rights, whether under any provision of this Agreement or otherwise.

                         ARTICLE 4 -- THE RIGHTS AGENT

4.1 GENERAL

     (a) The Corporation hereby appoints the Rights Agent to act as agent for the Corporation in accordance with the terms and conditions hereof, and the Rights Agent hereby accepts such appointment. The Corporation may from time to time appoint such co-Rights Agents as it may deem necessary or desirable. In the event the Corporation appoints one or more co-Rights Agents, the respective duties of the Rights Agents and co-Rights Agents shall be as the Corporation may determine. The Corporation agrees to pay to the Rights Agent reasonable compensation for all services rendered by it hereunder and, from time to time, on demand of the Rights Agent, its reasonable expenses and other disbursements incurred in the administration and execution of this Agreement and the exercise and performance of its duties hereunder. The Corporation also agrees to indemnify the Rights Agent for, and to hold it harmless against, any loss, liability, or expense incurred that is not the result of negligence, bad faith or wilful misconduct on the part of any one or all of the Rights Agent, its officers, employees or other representatives, for anything done or omitted by the Rights Agent in connection with the acceptance and administration of this Agreement, including the costs and expenses of defending against any claim of liability, which right to indemnification will survive the termination of this Agreement.

     (b) The Rights Agent shall be protected and shall incur no liability for or in respect of any action taken, suffered or omitted by it in connection with its administration of this Agreement in reliance upon any certificate for Common Shares or any Rights Certificate or certificate for other securities of the Corporation, instrument of assignment or transfer, power of attorney, endorsement, affidavit, letter, notice, direction, consent, certificate, statement, or other paper or document believed by it to be genuine and to be signed, executed and, where necessary, verified or acknowledged, by the proper Person or Persons.

4.2 MERGER OR AMALGAMATION OR CHANGE OF NAME OF RIGHTS AGENT

     (a) Any corporation into which the Rights Agent or any successor Rights Agent may be merged or amalgamated or with which it may be consolidated, or any corporation resulting from any merger, amalgamation, statutory arrangement or consolidation to which the Rights Agent or any successor Rights Agent is a party, or any corporation succeeding to the shareholder or stockholder services business of the Rights Agent or any successor Rights Agent, will be the successor to the Rights Agent under this Agreement without the execution or filing of any paper or any further act on the part of any of the parties hereto, provided that such corporation would be eligible for appointment as a successor Rights Agent under the provisions of Section 4.4 hereof. In case at the time such successor Rights Agent succeeds to the agency created by this Agreement any of the Rights Certificates have been countersigned but not delivered, any such successor Rights Agent may adopt the countersignature of the predecessor Rights Agent and deliver such Rights Certificates so countersigned; and in case at that time any of the Rights Certificates have not been countersigned, any successor Rights Agent may countersign such Rights Certificates either in the name of the predecessor Rights Agent or in the name of the successor Rights Agent; and in all such cases such Rights Certificates will have the full force provided in the Rights Certificates and in this Agreement.

     (b) In case at any time the name of the Rights Agent is changed and at such time any of the Rights Certificates shall have been countersigned but not delivered, the Rights Agent may adopt the countersignature under its prior name and deliver Rights Certificates so countersigned; and in case at that time any of the Rights Certificates shall not have been countersigned, the Rights Agent may countersign such Rights Certificates either in its prior name or in its changed name; and in all such cases such Rights Certificates shall have the full force provided in the Rights Certificates and in this Agreement.

4.3 DUTIES OF RIGHTS AGENT

     The Rights Agent undertakes the duties and obligations imposed by this Agreement upon the following terms and conditions, to all of which the Corporation and the holders of Rights Certificates, by their acceptance thereof, shall be bound.

     (a) The Rights Agent may consult with legal counsel (who may be legal counsel for the Corporation) and the opinion of such counsel will be full and complete authorization and protection to the Rights Agent as to any action taken or omitted to be taken by it in good faith and in accordance with such opinion. Subject to the prior written consent of the Corporation, which consent shall not be unreasonably withheld, the Rights Agent may also consult with such other experts as the Rights Agent shall consider necessary or appropriate to properly carry out the duties and obligations imposed under this Agreement (at the expense of the Corporation) and the Rights Agent shall be entitled to act and rely in good faith on the advice of any such expert.

     (b) Whenever in the performance of its duties under this Agreement the Rights Agent deems it necessary or desirable that any fact or matter be proved or established by the Corporation prior to taking or suffering any action hereunder, such fact or matter (unless other evidence in respect thereof be herein specifically prescribed) may be deemed to be conclusively proven and established by a certificate signed by a person believed by the Rights Agent to be the Chairman of the Board, the President or any Vice-President, the Treasurer or the Secretary of the Corporation and delivered to the Rights Agent; and such certificate will be full authorization to the Rights Agent for any action taken or suffered in good faith by it under the provisions of this Agreement in reliance upon such certificate.

     (c) The Rights Agent will be liable hereunder only for events which are the result of its own negligence, bad faith or wilful misconduct and that of its officers, employees and other representatives.

     (d) The Rights Agent will not be liable for or by reason of any of the statements of fact or recitals contained in this Agreement or in the certificates for Common Shares or the Rights Certificates (except its countersignature thereof) or be required to verify the same, but all such statements and recitals are and will be deemed to have been made by the Corporation only.

     (e) The Rights Agent will not be under any responsibility in respect of the validity of this Agreement or the execution and delivery hereof (except the due authorization, execution and delivery hereof by the Rights Agent) or in respect of the validity or execution of any Common Share certificate or Rights Certificate (except its countersignature thereof); nor will it be responsible for any breach by the Corporation of any covenant or condition contained in this Agreement or in any Rights Certificate; nor will it be responsible for any change in the exercisability of the Rights (including the Rights becoming void pursuant to Subsection 3.1(b) hereof) or any adjustment required under the provisions of Section 2.3 hereof or responsible for the manner, method or amount of any such adjustment or the ascertaining of the existence of facts that would require any such adjustment (except with respect to the exercise of Rights after receipt of the certificate contemplated by Section 2.3 hereof describing any such adjustment); nor will it by any act hereunder be deemed to make any representation or warranty as to the authorization of any Common Shares to be issued pursuant to this Agreement or any Rights or as to whether any Common Shares will, when issued, be duly and validly authorized, executed, issued and delivered or fully paid and non-assessable.

     (f) The Corporation agrees that it will perform, execute, acknowledge and deliver or cause to be performed, executed, acknowledged, and delivered all such further and other acts, instruments and assurances as may reasonably be required by the Rights Agent for the carrying out or performing by the Rights Agent of the provisions of this Agreement.

     (g) The Rights Agent is hereby authorized and directed to accept instructions with respect to the performance of its duties hereunder from any person believed by the Rights Agent to be the Chairman of the Board, President, any Vice-President, Treasurer or any Assistant Treasurer or the Secretary or any Assistant Secretary of the Corporation and to apply to such persons for advice or instructions in connection with its duties, and it shall not be liable for any action taken or suffered by it in good faith in accordance with instructions of any such person.

     (h) The Rights Agent and any shareholder or stockholder, director, officer or employee of the Rights Agent may buy, sell or deal in Common Shares, Rights or other securities of the Corporation or become pecuniarily interested in any transaction in which the Corporation may be interested or contract with or lend money to the Corporation or otherwise act as fully and freely as though it were not Rights Agent under this Agreement. Nothing herein shall preclude the Rights Agent from acting in any other capacity for the Corporation or for any other legal entity.

4.4 CHANGE OF RIGHTS AGENT

     The Rights Agent may resign and be discharged from its duties under this Agreement upon ninety (90) days' notice (or such lesser notice as is acceptable to the Corporation) in writing mailed to the Corporation and to each transfer agent of Voting Shares of the Corporation by registered or certified mail, and to the holders of the Rights in accordance with Section 5.8 hereof. The Corporation may remove the Rights Agent upon thirty (30) days' notice in writing, mailed to the Rights Agent and to each transfer agent of the Voting Shares of the Corporation by registered or certified mail and to the holders of the Rights in accordance with Section 5.8 hereof. If the Rights Agent should resign or be removed or otherwise become incapable of acting, the Corporation will appoint a successor to the Rights Agent. If the Corporation fails to make such appointment within a period of ninety (90) days after such removal or after it has been notified in writing of such resignation or incapacity by the resigning or incapacitated Rights Agent or by the holder of any Rights (which holder shall, with such notice, submit such holder's Rights Certificate for inspection by the Corporation), then the holder of any Rights may apply to any court of competent jurisdiction for the appointment of a new Rights Agent. Any successor Rights Agent, whether appointed by the Corporation or by such a court, shall be a corporation incorporated under the laws of Canada or a province thereof authorized to carry on the business of a trust company in Canada. After appointment, the successor Rights Agent will be vested with the same powers, rights, duties and responsibilities as if it had been originally named as Rights Agent without further act or deed; but the predecessor Rights Agent, upon receiving from the Corporation payment in full of all amounts outstanding under this Agreement, shall deliver and transfer to the successor Rights Agent any property at the time held by it hereunder, and execute and deliver any further assurance, conveyance, act or deed necessary for the purpose. Not later than the effective date of any such appointment, the Corporation will file notice thereof in writing with the predecessor Rights Agent and each transfer agent of the Voting Shares of the Corporation, and mail a notice thereof in writing to the holders of the Rights. The cost of giving any notice required under this Section 4.4 shall be borne solely by the Corporation. Failure to give any notice provided for in this
Section 4.4 however, or any defect therein, shall not affect the legality or validity of the resignation or removal of the Rights Agent or the appointment of the successor Rights Agent, as the case may be.

                           ARTICLE 5 -- MISCELLANEOUS

5.1 REDEMPTION AND WAIVER

     (a) Subject to the prior consent of the holders of Voting Shares or Rights obtained as set forth in Subsections 5.4(b) or 5.4(c) hereof, as applicable, the Board of Directors acting in good faith may, at any time prior to the occurrence of a Flip-in Event, elect to redeem all but not less than all of the then outstanding Rights at a redemption price of $0.0001 per Right appropriately adjusted in a manner analogous to the applicable adjustment provided for in
Section 2.3 hereof in the event that an event of the type described in Section
2.3 hereof shall have occurred (such redemption price being herein referred to as the "Redemption Price").

     (b) Subject to the prior consent of the holders of Voting Shares obtained as set forth in Subsection 5.4(b) hereof, the Board of Directors may at any time prior to the occurrence of a Flip-in Event as to which the application of
Section 3.1 has not been waived pursuant to this Section 5.1, if such Flip-in Event would occur by reason of an acquisition of Voting Shares otherwise than pursuant to a Take-over Bid made by means of a Take-over Bid circular to all holders of record of Voting Shares and otherwise than in the circumstances set forth in subsection 5.1(d), waive the application of Section 3.1 to such Flip-in Event. In such event, the Board of Directors shall extend the Separation Time to a date at least ten (10) Business Days subsequent to the meeting of shareholders called to approve such waiver.

     (c) The Board of Directors acting in good faith, may, prior to the occurrence of a Flip-in Event, and upon prior written notice delivered to the Rights Agent, determine to waive the application of Section 3.1 hereof to a Flip-in Event that may occur by reason of a Take-over Bid made by means of a take-over bid circular to all holders of record of Voting Shares (which for greater certainty shall not include the circumstances described in Subsection 5.1(i) below); provided that if the Board of Directors waives the application of
Section 3.1 hereof to a particular Flip-in Event pursuant to this Subsection 5.1(c), the Board of Directors shall be deemed to have waived the application of
Section 3.1 hereof to any other Flip-in Event occurring by reason of any Take-over Bid made by means of a take-over bid circular to all holders of record of Voting Shares prior to the expiry of any Take-over Bid in respect of which a waiver is, or is deemed to have been granted, pursuant to this Subsection 5.1(c).

     (d) The Board of Directors may, prior to the close of business on the tenth
(10th) day following the Stock Acquisition Date, determine, upon prior written notice delivered to the Rights Agent, to waive or to agree to waive the application of Section 3.1 hereof to a Flip-in Event, provided that both of the following conditions are satisfied:

     (i) the Board of Directors has determined that a Person became an Acquiring Person by inadvertence and without any intention to become, or knowledge that Person would become, an Acquiring Person; and

     (ii) such Acquiring Person has reduced its Beneficial Ownership of Voting Shares (or has entered into a contractual arrangement with the Corporation, acceptable to the Board of Directors, to do so within thirty (30) days of the date on which such contractual arrangement is entered into) such that at the time the waiver becomes effective pursuant to this Subsection 5.1(d) it is no longer an Acquiring Person;

and in the event of such a waiver, for the purposes of this Agreement, the Flip-in Event shall be deemed never to have occurred.

     (e) Where a Person acquires pursuant to a Permitted Bid, a Competing Bid or an Exempt Acquisition under Subsection 5.1(c) above, outstanding Voting Shares, other than Voting Shares Beneficially Owned by such Person at the date of the Permitted Bid, the Competing Bid or the Exempt Acquisition under Subsection 5.1(c) above, then the Corporation shall immediately upon the consummation of such acquisition redeem the Rights at the Redemption Price.

     (f) If the Corporation is obligated under Subsection 5.1(e) above to redeem the Rights, or if the Board of Directors elects under Subsection 5.1(a) above or 5.1(h) below to redeem the Rights, the right to exercise the Rights will thereupon, without further action and without notice, terminate and each Right will after redemption be null and void and the only right thereafter of the holders of Rights shall be to receive the Redemption Price.

     (g) Within ten (10) days after the Corporation is obligated under Subsection 5.1(e) above to redeem the Rights, or the Board of Directors elects under Subsection 5.1(a) above or 5.1(h) below to redeem the Rights, the Corporation shall give notice of redemption to the holders of the then outstanding Rights by mailing such notice to all such holders at their last address as they appear upon the Rights Register or, prior to the Separation Time, on the registry books of the Transfer Agent for the Common Shares. Any notice which is mailed in the manner herein provided shall be deemed given, whether or not the holder receives the notice. Each such notice of redemption will state the method by which the payment of the Redemption Price will be made. The Corporation may not redeem, acquire or purchase for value any Rights at any time in any manner other than that specifically set forth in this Section 5.1 and other than in connection with the purchase of Common Shares prior to the Separation Time.

     (h) Where a Take-over Bid that is not a Permitted Bid Acquisition is withdrawn or otherwise terminated after the Separation Time has occurred and prior to the occurrence of a Flip-in Event, the Board of Directors may elect to redeem all the outstanding Rights at the Redemption Price.

     (i) Upon the Rights being redeemed pursuant to Subsection 5.1(h) above, all the provisions of this Agreement shall continue to apply as if the Separation Time had not occurred and Rights Certificates representing the number of Rights held by each holder of record of Common Shares as of the Separation Time had not been mailed to each such holder and for all purposes of this Agreement the Separation Time shall be deemed not to have occurred.

5.2 EXPIRATION

     No person shall have any rights whatsoever pursuant to or arising out of this Agreement or in respect of any Right after the Expiration Time, except the Rights Agent as specified in Subsection 4.1(a) hereof.

5.3 ISSUANCE OF NEW RIGHTS CERTIFICATES

     Notwithstanding any of the provisions of this Agreement or of the Rights to the contrary, the Corporation may, at its option, issue new Rights Certificates evidencing Rights in such form as may be approved by its Board of Directors to reflect any adjustment or change in the number or kind or class of shares purchasable upon exercise of Rights made in accordance with the provisions of this Agreement.

5.4 SUPPLEMENTS AND AMENDMENTS

     (a) The Corporation may from time to time supplement or amend this Agreement without the approval of any holders of Rights or Voting Shares or Debentures to correct any clerical or typographical error or to maintain the validity of the Agreement as a result of a change in any applicable legislation or regulations thereunder.

     Notwithstanding anything in this Section 5.4 to the contrary, no supplement or amendment shall be made to the provisions of Article 4 hereof except with the written concurrence of the Rights Agent to such supplement or amendment.

     (b) Subject to Subsection 5.4(a) above, the Corporation may, with the prior consent of the holders of the Voting Shares obtained as set forth below, at any time prior to the Separation Time amend, vary or rescind any of the provisions of this Agreement and the Rights (whether or not such action would materially adversely affect the interests of the holders of Rights generally). Such consent shall be deemed to have been given if provided by the holders of Voting Shares at a meeting of the holders of Voting Shares, which meeting shall be called and held in compliance with applicable laws and regulatory requirements and the requirements in the articles and by-laws of the Corporation. Subject to compliance with any requirements imposed by the foregoing, consent shall be deemed to have been given if the proposed amendment, variation or revision is approved by the affirmative vote of a majority of the votes cast by all holders of Voting Shares (other than any holder of Voting Shares who is an Offeror pursuant to a Take-over Bid that is not a Permitted Bid or Competing Bid with respect to all Voting Shares Beneficially Owned by such Person), represented in person or by proxy at the meeting.

     (c) The Corporation may, with the prior consent of the holders of Rights, at any time after the Separation Time and before the Expiration Time, amend, vary or rescind any of the provisions of this Agreement and the Rights (whether or not such action would materially adversely affect the interests of the holders of Rights generally).

     (d) Any approval of the holders of Rights shall be deemed to have been given if the action requiring such approval is authorized by the affirmative votes of the holders of Rights present or represented at and entitled to be voted at a meeting of the holders of Rights and representing a majority of the votes cast in respect thereof. For the purposes hereof, each outstanding Right (other than Rights which are void pursuant to the provisions hereof) shall be entitled to one vote, and the procedures for the calling, holding and conduct of the meeting shall be those, as nearly as may be, which are provided in the Corporation's by-laws and the Business Corporations Act (Ontario) with respect to a meeting of shareholders of the Corporation.

     (e) The Corporation shall be required to provide the Rights Agent with notice in writing of any such amendment, variation or deletion to this Agreement as referred to in this Section 5.4 within 5 days of effecting such amendment, variation or deletion.

     (f) Any supplements or amendments made by the Corporation to this Agreement pursuant to Subsection 5.4(a) above which are required to maintain the validity of this Agreement as a result of any change in any applicable legislation or regulations thereunder shall:

     (i) if made before the Separation Time, be submitted to the shareholders of the Corporation at the next meeting of shareholders and the shareholders may, by the majority referred to in Subsection 5.4(b) above confirm or reject such amendment;

     (ii) if made after the Separation Time, be submitted to the holders of Rights at a meeting to be called for on a date not later than immediately following the next meeting of shareholders of the Corporation and the holders of Rights may, by resolution passed by the majority referred to in Subsection 5.4(d) above, confirm or reject such amendment.

     A supplement or amendment shall be effective from the date of the resolution of the Board of Directors adopting such supplement or amendment until it is confirmed or rejected or until it ceases to be effective (as described in the next sentence) and, where such supplement or amendment is confirmed, it continues in effect in the form so confirmed. If such supplement or amendment is rejected by the shareholders or the holders of Rights or is not submitted to the shareholders or holders of Rights as required, then such supplement or amendment shall cease to be effective from and after the termination of the meeting at which it was rejected or to which it should have been but was not submitted or from and after the date of the meeting of holders of Rights that should have been but was not held, and no subsequent resolution of the Board of Directors to amend, vary or delete any provision of this Agreement to substantially the same effect shall be effective until confirmed by the shareholders or holders of Rights, as the case may be.

5.5 FRACTIONAL RIGHTS AND FRACTIONAL SHARES

     (a) The Corporation shall not be required to issue fractions of Rights or to distribute Rights Certificates which evidence fractional Rights. Any such fractional Right shall be null and void and the Corporation will not have any obligation or liability in respect thereof.

     (b) The Corporation shall not be required to issue fractions of Common Shares or other securities upon exercise of the Rights or to distribute certificates which evidence fractional Common Shares or other securities. In lieu of issuing fractional Common Shares or other securities, the Corporation shall pay to the registered holders of Rights Certificates at the time such Rights are exercised as herein provided, an amount in cash equal to the same fraction of the Market Price of one Common Share.

5.6 RIGHTS OF ACTION

     Subject to the terms of this Agreement, all rights of action in respect of this Agreement, other than rights of action vested solely in the Rights Agent, are vested in the respective registered holders of the Rights; and any registered holder of any Rights, without the consent of the Rights Agent or of the registered holder of any other Rights, may, on such holder's own behalf and for such holder's own benefit and the benefit of other holders of Rights enforce, and may institute and maintain any suit, action or proceeding against the Corporation to enforce such holder's right to exercise such holder's Rights in the manner provided in such holder's Rights Certificate and in this Agreement. Without limiting the foregoing or any remedies available to the holders of Rights, it is specifically acknowledged that the holders of Rights would not have an adequate remedy at law for any breach of this Agreement and will be entitled to specific performance of the obligations under, and injunctive relief against actual or threatened violations of the obligations of any Person subject to this Agreement.

5.7 NOTICE OF PROPOSED ACTIONS

     In case the Corporation shall propose after the Separation Time and prior to the Expiration Time to effect the liquidation, dissolution or winding-up of the Corporation or the sale of all or substantially all of the Corporation's assets, then, in each such case, the Corporation shall give to each holder of a Right, in accordance with Section 5.8 hereof, a notice of such proposed action, which shall specify the date on which such liquidation, dissolution, winding up, or sale is to take place, and such notice shall be so given at least twenty (20) Business Days prior to the date of taking of such proposed action.

5.8 NOTICES

     Notices or demands authorized or required by this Agreement to be given or made by the Rights Agent or by the holder of any Rights to or on the Corporation shall be sufficiently given or made if delivered or sent by first-class mail, postage prepaid, addressed (until another address is filed in writing with the Rights Agent) as follows:

    Philip Services Corp.
     100 King Street West
     P.O. Box 2440 LCD1
     Hamilton, Ontario
     L8N 4J6

     Attention:             President
     Facsimile No.: (905) 521-9160

     Any notice or demand authorized or required by this Agreement to be given or made by the Corporation or by the holder of any Rights to or on the Rights Agent shall be sufficiently given or made if delivered or sent by firstclass mail, postage prepaid, addressed (until another address is filed in writing with the Corporation) as follows:

    Montreal Trust Company of Canada
     151 Front Street West
     8th Floor
     Toronto, Ontario
     M5J 2N1

     Attention:            Manager, Client Services Department
     Facsimile No.: (416) 981-9800

     Notices or demands authorized or required by this Agreement to be given or made by the Corporation or the Rights Agent to or on the holder of any Rights shall be sufficiently given or made if delivered or sent by first-class mail, postage prepaid, addressed to such holder at the address of such holder as it appears upon the Rights Register or, prior to the Separation Time, on the registry books of the transfer agent for the Common Shares. Any notice which is mailed in the manner herein provided shall be deemed given, whether or not the holder receives the notice.

5.9 SUCCESSORS

     All the covenants and provisions of this Agreement by or for the benefit of the Corporation or the Rights Agent shall bind and enure to the benefit of their respective successors and assigns hereunder.

5.10 BENEFITS OF THIS AGREEMENT

     Nothing in this Agreement shall be construed to give to any Person other than the Corporation, the Rights Agent and the holders of the Rights any legal or equitable right, remedy or claim under this Agreement; but this Agreement shall be for the sole and exclusive benefit of the Corporation, the Rights Agent and the holders of the Rights.

5.11 GOVERNING LAW

     This Agreement and each Right issued hereunder shall be deemed to be a contract made under the laws of the Province of Ontario and for all purposes shall be governed by and construed in accordance with the laws of such province.

5.12 SEVERABILITY

     If any Section, Subsection, Clause, Subclause, term or provision hereof or the application thereof to any circumstances or any right hereunder shall, in any jurisdiction and to any extent, be invalid or unenforceable, such Section, Subsection, Clause, Subclause, term or provision or such right shall be ineffective only in such jurisdiction and to the extent of such invalidity or unenforceability in such jurisdiction without invalidating or rendering unenforceable or ineffective the remaining Sections, Subsections, Clauses, Subclauses, terms and provisions hereof or rights hereunder in such jurisdiction or the application of such Section, Subsection, Clause, Subclause, term or provision or rights hereunder in any other jurisdiction or to circumstances other than those as to which it is specifically held invalid or unenforceable.

5.13 EFFECTIVE DATE

     This Agreement, as amended and restated, is effective and in full force and effect in accordance with its terms and conditions as of and from the date hereof. If this Agreement, as amended and restated, is not confirmed by a majority of the votes cast by holders of Voting Shares (or, after the Separation Time, Rights) permitted to vote on such resolution under Section 5.4 hereof who vote in respect of this Agreement, as amended and restated, in person or by proxy at the 1998 Annual and Special Meeting of Shareholders of the

Corporation, then this Agreement and any then outstanding Rights shall be of no further force and effect from the close of business on June 30, 1998, in accordance with the terms and conditions of the Original Agreement.

5.14 DETERMINATIONS AND ACTIONS BY THE BOARD OF DIRECTORS

     The Board of Directors shall have the exclusive power and authority to administer this Agreement and to exercise all rights and powers specifically granted to the Board of Directors or to the Corporation as may be necessary or advisable in the administration of this Agreement.

     All such actions, calculations and determinations (including all omissions with respect to the foregoing) which are done or made by the Board of Directors, in good faith, shall not subject the Board of Directors or any director of the Corporation to any liability to the holders of the Rights.

5.15 RIGHTS OF BOARD, CORPORATION AND OFFEROR

     Without limiting the generality of the foregoing, nothing contained herein shall be construed to suggest or imply that the Board of Directors shall not be entitled to recommend that holders of Voting Shares reject or accept any Take-over Bid or take any other action (including, without limitation, the commencement, prosecution, defence or settlement of any litigation and the submission of additional or alternative Take-over Bids or other proposals to the Shareholders of the Corporation) with respect to any Take-over Bid or otherwise that the Board of Directors believes is necessary or appropriate in the exercise of its fiduciary duties.

5.16 REGULATORY APPROVALS

     Any obligation of the Corporation or action or event contemplated by this Agreement shall be subject to the prior receipt of any requisite approval or consent from any governmental or regulatory authority including, without limiting the generality of the foregoing, any necessary approval of any securities regulatory authority or stock exchange.

5.17 DECLARATION AS TO NON-CANADIAN HOLDERS

     If in the opinion of the Board of Directors (who may rely upon the advice of counsel) any action or event contemplated by this Agreement would require compliance with the securities laws or comparable legislation of a jurisdiction outside Canada, the Board of Directors acting in good faith may take such actions as it may deem appropriate to ensure such compliance. In no event shall the Corporation or the Rights Agent be required to issue or deliver Rights or securities issuable on exercise of Rights to Persons who are citizens, residents or nationals of any jurisdiction other than Canada or the United States in which such issue or delivery would be unlawful without registration of the relevant Persons or securities for such purposes.

5.18 TIME OF THE ESSENCE

     Time shall be of the essence in this Agreement.

5.19 EXECUTION IN COUNTERPARTS

     This Agreement may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute one and the same instrument.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

                                          PHILIP SERVICES CORP.

                                          By:

                                          MONTREAL TRUST COMPANY OF CANADA

                                          By:

                                          By:

                                                                       Exhibit A

                          [FORM OF RIGHTS CERTIFICATE]

CERTIFICATE NO.
------------------                                                        RIGHTS
------------------

                     THE RIGHTS ARE SUBJECT TO REDEMPTION,
                     AT THE OPTION OF THE CORPORATION, ON
                     THE TERMS SET FORTH IN THE RIGHTS
                     AGREEMENT. UNDER CERTAIN CIRCUMSTANCES
                     (SPECIFIED IN CLAUSE 3.1(b) OF THE
                     RIGHTS AGREEMENT), RIGHTS BENEFICIALLY
                     OWNED BY AN ACQUIRING PERSON, ANY
                     PERSON ACTING JOINTLY OR IN CONCERT
                     WITH AN ACQUIRING PERSON OR THEIR
                     RESPECTIVE ASSOCIATES AND AFFILIATES
                     (AS SUCH TERMS ARE DEFINED IN THE
                     RIGHTS AGREEMENT) AND THEIR RESPECTIVE
                     TRANSFEREES SHALL BECOME VOID WITHOUT
                     ANY FURTHER ACTION.

                               RIGHTS CERTIFICATE

This certifies that           or registered assigns, is the registered holder of
the number of Rights set forth above each of which entitles the registered holder thereof, subject to the terms, provisions and conditions of the Shareholder Rights Plan Agreement dated as of the 11th day of April, 1995, as amended and restated from time to time (the "Rights Agreement"), between Philip Services Corp., a corporation amalgamated under the Business Corporations Act (Ontario) (the "Corporation"), and Montreal Trust Company of Canada, a trust company incorporated under the laws of Canada, as rights agent (the "Rights Agent", which term shall include any successor Rights Agent under the Rights Agreement) to purchase from the Corporation at any time after the Separation Time (as such term is defined in the Rights Agreement) and prior to the close of business on the 30th day of June, 2001 (or such earlier expiration time as is provided in the Rights Agreement) one fully paid and non-assessable Common Share of the Corporation (a "Common Share") at the Exercise Price referred to below, upon presentation and surrender of this Rights Certificate together with the Form of Election to Exercise duly executed and submitted to the Rights Agent at its principal office in any of the cities of Vancouver, Calgary, Toronto and Montreal. The Exercise Price shall initially be $75.00 (Canadian) per Right and shall be subject to adjustment in certain events as provided in the Rights Agreement.

     In certain circumstances described in the Rights Agreement, each Right evidenced hereby may entitle the registered holder thereof to purchase or receive assets, debt securities or other equity securities of the Corporation (or a combination thereof) all as provided in the Rights Agreement.

     This Rights Certificate is subject to all of the terms, provisions and conditions of the Rights Agreement, which terms, provisions and conditions are hereby incorporated herein by reference and made a part hereof and to which Rights Agreement reference is hereby made for a full description of the rights, limitations of rights, obligations, duties and immunities thereunder of the Rights Agent, the Corporation and the holders of the Rights. Copies of the Rights Agreement are on file at the registered head office of the Corporation and are available upon written request.

     This Rights Certificate, with or without other Rights Certificates, upon surrender at any of the offices of the Rights Agent designated for such purpose, may be exchanged for another Rights Certificate or Rights Certificates of like tenor and date evidencing an aggregate number of Rights entitling the holder to purchase a like aggregate number of Common Shares as the Rights evidenced by the Rights Certificate or Rights Certificates surrendered. If this Rights Certificate shall be exercised in part, the registered holder shall be entitled to receive, upon surrender hereof, another Rights Certificate or Rights Certificates for the number of whole Rights not exercised.

     Subject to the provisions of the Rights Agreement, the Rights evidenced by this Rights Certificate may be, and under certain circumstances are required to be, redeemed by the Corporation at a redemption price of $0.0001 per Right.

     No fractional Common Shares will be issued upon the exercise of any Right or Rights evidenced hereby.

     No holder of this Rights Certificate, as such, shall be entitled to vote, receive dividends or be deemed for any purpose the holder of Common Shares or of any other securities of the Corporation which may at any time be issuable upon the exercise hereof, nor shall anything contained in the Rights Agreement or herein be construed to confer upon the holder hereof, any of the rights of a shareholder of the Corporation or any right to vote for the election of directors or upon any matter submitted to shareholders of the Corporation at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting shareholders of the Corporation (except as expressly provided in the Rights Agreement), or to receive dividends, distributions or subscription rights, or otherwise until the Rights evidenced by this Rights Certificate shall have been exercised as provided in the Rights Agreement.

     This Rights Certificate shall not be valid or obligatory for any purpose until it shall have been manually countersigned by the Rights Agent.

     WITNESS the facsimile signature of the proper officers of the Corporation.

Date ________________________
                                              PHILIP SERVICES CORP.


                                              By
                                                 -----------------------------


                                              By C/S
                                                ------------------------------
                                                Countersigned


                                              MONTREAL TRUST COMPANY OF CANADA
                                              Transfer Agent and Registrar


                                              By _____________________________
                                                      Authorized Signature

                  (To be attached to each Rights Certificate)

                          FORM OF ELECTION TO EXERCISE

TO: PHILIP SERVICES CORP.

     The undersigned hereby irrevocably elects to exercise           whole
Rights represented by the attached Rights Certificate to purchase the Common Shares issuable upon the exercise of such Rights and requests that certificates for such Shares be issued to:

          ------------------------------------------------------------
                                     (NAME)

          ------------------------------------------------------------
                                   (ADDRESS)

          ------------------------------------------------------------
                          (CITY AND STATE OR PROVINCE)

     If such number of Rights shall not be all the Rights evidenced by this Rights Certificate, a new Rights Certificate for the balance of such Rights shall be registered in the name of and delivered to:

          ------------------------------------------------------------
                                     (NAME)

          ------------------------------------------------------------
                                   (ADDRESS)

          ------------------------------------------------------------
                          (CITY AND STATE OR PROVINCE)

          ------------------------------------------------------------
                       SOCIAL INSURANCE, SOCIAL SECURITY
                            OR OTHER TAXPAYER NUMBER

Dated
------------------------------------

Signature Guaranteed                    ----------------------------------------
                                                       Signature

                                        (Signature must correspond to name as
                                        written upon the face of this Rights
                                        Certificate in every particular, without alteration or enlargement or any change whatsoever)

     Signature must be guaranteed by a Canadian chartered bank, a Canadian trust company or a member of a recognized stock exchange or a member of the Transfer Association Medallion (Stamp) Program.

                           [To be completed if true]

     The undersigned hereby represents, for the benefit of all holders of Rights and Common Shares, that the Rights evidenced by this Rights Certificate are not, and, to the knowledge of the undersigned, have never been, Beneficially Owned by an Acquiring Person or an Affiliate or Associate thereof or any Person acting jointly or in consent with any of the foregoing or any Affiliate or Associate of such Person (as defined in the Rights Agreement).

                                        ----------------------------------------
                                        Signature

                                     NOTICE

     In the event the certification set forth in the Form of Election to Exercise is not completed, the Corporation will deem the Beneficial Owner of the Rights evidenced by this Rights Certificate to be an Acquiring Person or an Affiliate or Associate thereof (as defined in the Rights Agreement) and accordingly such Rights shall be null and void.

                               FORM OF ASSIGNMENT

                (To be executed by the registered holder if such
               holder desires to transfer the Rights Certificate)

FOR VALUE RECEIVED

hereby sells, assigns and transfers unto

           (Please print name and address of transferee)

the Rights represented by this Rights Certificate, together with all right, title and interest therein and does hereby irrevocably constitute and appoint as attorney to transfer the within Rights on the books of the Corporation, with full power of substitution.

Dated
------------------------------------
Signature
Guaranteed Signature
         (Signature must correspond to name as written upon the face of this Rights Certificate in every particular, without alteration or enlargement or any change whatsoever)

     Signature must be guaranteed by a Canadian chartered bank, or Medallion guaranteed by a Canadian trust company or a member of a recognized stock exchange or a member of the Transfer Association Medallion (Stamp) Program.

                           [To be completed if true]

     The undersigned hereby represents, for the benefit of all holders of Rights and Common Shares, that the Rights evidenced by this Rights Certificate are not, and, to the knowledge of the undersigned, have never been, Beneficially Owned by an Acquiring Person or an Affiliate or Associate thereof or any Person acting jointly or in consent with any of the foregoing (as defined in the Rights Agreement).

                                        ----------------------------------------
                                        Signature

                                     NOTICE

     In the event the certification set forth in the Form of Assignment is not completed, the Corporation will deem the Beneficial Owner of the Rights evidenced by this Rights Certificate to be an Acquiring Person or an Affiliate or Associate thereof (as defined in the Rights Agreement) and accordingly such Rights shall be null and void.

                             PHILIP SERVICES CORP.

                                     PROXY
               ANNUAL GENERAL AND SPECIAL MEETING OF SHAREHOLDERS

The undersigned holder of shares of Philip Services Corp. (the "Corporation") hereby appoints Robert L. Knauss, Chairman of the Corporation or, failing him, Allen Fracassi, Executive Vice-Chairman of the Corporation, or, instead of either of them, ________________________, as his, her or its attorney and proxy, with full power of substitution in each, to attend and represent the undersigned at the ANNUAL GENERAL AND SPECIAL MEETING OF SHAREHOLDERS OF THE CORPORATION TO BE HELD IN BALLROOM3, TORONTO HILTON, 145 RICHMOND STREET WEST, TORONTO, ONTARIO, CANADA ON THURSDAY, THE 25TH DAY OF JUNE, 1998 AT 10:00 A.M. (TORONTO
TIME) (THE "MEETING"), and at any and all adjournments thereof, and to vote and otherwise act thereat for and on behalf and in the name of the undersigned in respect of all matters that may properly come before the Meeting or any adjournments thereof in the same manner as the undersigned could do if personally present thereat, said attorney and proxy being hereby instructed to vote at the Meeting or any adjournments thereof as follows:

     (1) On the election as directors of the persons nominated in the May 15, 1998 Proxy Statement.

          VOTE FOR [ ] all 8 nominees listed below (except as indicated to the contrary below).

          VOTE WITHHELD for [ ] all 8 nominees listed below.

    Allen Fracassi                                    Derrick Rolfe
    Roy Cairns, Q.C.                                  Herman Turkstra
    Felix Pardo                                       Robert L. Knauss
    Harland A. Riker                                  William E. Haynes

     (Instruction): To withhold authority to vote for any individual nominee(s), write the name(s) of such nominee(s) in the space provided below:

          (2) On the appointment of Messrs. Deloitte & Touche as auditors of the Corporation and to authorize the directors to fix the auditors' remuneration.

          VOTE FOR [ ]         VOTE WITHHELD [ ]

          (3) To approve the resolutions relating to amendments to the Shareholder Rights Plan set forth in the May 15, 1998 Proxy Statement.

          VOTE FOR [ ]         VOTE AGAINST [ ]

ON AMENDMENTS OR VARIATIONS TO THE ABOVE MATTERS AND ON SUCH OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS THEREOF, IN SUCH MANNER AS SAID PROXYHOLDER MAY SEE FIT, THE UNDERSIGNED HEREBY RATIFYING AND CONFIRMING AND AGREEING TO RATIFY AND CONFIRM ALL THAT SUCH PROXYHOLDER MAY DO BY VIRTUE HEREOF.

THE UNDERSIGNED UNDERSTANDS THAT THIS PROXY IS SOLICITED ON BEHALF OF THE MANAGEMENT OF THE CORPORATION AND ACKNOWLEDGES HAVING RECEIVED THE ACCOMPANYING PROXY STATEMENT.

DATED this  _______ day of  _____________________ , 1998.


________________________________________________  ___________________________________________
(Name and Address of Shareholder -- Please Print)         (Signature of Shareholder)

_____________________________________________

_____________________________________________



Number of shares held by shareholder and voted by this proxy:  ____

Please date the proxy and sign exactly as your name appears on your share certificate(s). Joint holders should each sign. Executors, administrators, trustees, etc., should so indicate when signing. Corporations should affix their corporate seal. Please print your name and current address in the space provided above.

If not dated, this proxy will be deemed to bear the date on which it is mailed by the Corporation.

THE PERSONS NAMED ABOVE ARE OFFICERS OF PHILIP SERVICES CORP. A SHAREHOLDER HAS THE RIGHT TO APPOINT A PERSON OR ONE OR MORE ALTERNATE PERSONS (WHO NEED NOT BE SHAREHOLDERS) OTHER THAN THOSE NAMED ABOVE TO REPRESENT HIM, HER OR IT AT THE MEETING OR ANY ADJOURNMENT THEREOF AND MAY EXERCISE THIS RIGHT BY INSERTING THE NAME OR NAMES OF SUCH PERSONS IN THE BLANK SPACE PROVIDED ABOVE. THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED OR WITHHELD FROM VOTING AS DIRECTED UPON ANY BALLOT TAKEN AT THE MEETING OR ANY ADJOURNMENT THEREOF.

IF A CHOICE IS NOT SPECIFIED BY THE SHAREHOLDER TO THE VOTING OF THE SHARES REGISTERED IN HIS NAME REPRESENTED BY THIS PROXY WITH RESPECT TO ANY MATTER, SUCH SHARES SHALL BE VOTED FOR THE MATTER IN QUESTION.